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EXHIBIT 10.32

                         COLLECTIVE BARGAINING AGREEMENT

                                   BETWEEN THE

                              PUERTO RICO TELEPHONE

                                     AND THE

                           INDEPENDENT BROTHERHOOD OF

                           TELEPHONE COMPANY EMPLOYEES


                                 EFFECTIVENESS:

                             FROM JANUARY 1ST., 2004

                             UNTIL DECEMBER 31, 2008

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                                 EFFECTIVENESS:

                             FROM JANUARY 1ST., 2004

                             UNTIL DECEMBER 31, 2008

                                    ARTICLE 1

                         RECOGNITION OF THE BROTHERHOOD

SECTION 1

         The Company recognizes the Brotherhood as the exclusive representative for all the employees included in the Bargaining Unit, as defined in Article 2 of this Collective Bargaining Agreement for the purposes of negotiation and collective bargaining in everything relating to salaries, work conditions, job tenure, complaints, grievances and all those conditions and provisions that affect the employees covered by this Agreement.

                                    ARTICLE 2

                                 BARGAINING UNIT

SECTION 1

      The Bargaining Unit covered by this Agreement is the one certified by the Puerto Rico Labor Relations Board, in case P-91-5 D-93-1224 E dated February 10, 1995 and any other position which has been included by the Local Board since this said date.

SECTION 2

      The Company in a flexible or digital computer disk in Excel format will send the Brotherhood on or around thirty days after the effective date of this Agreement, a list of all the positions (by levels) that are included in this appropriate unit. This list will include the names of the Brotherhood members by employee number, sex, positions, social security number, hiring date, birthdates, postal address and actual salaries. The Company on a monthly basis will provide the information mentioned above for those employees that have undergone changes.

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                                    ARTICLE 3

                            RIGHTS OF THE MANAGEMENT

SECTION 1

      The Brotherhood recognizes that the administration of the Collective Bargaining Agreement and the direction of the labor force are the exclusive prerogative of the Company. Therefore, the Company retains and shall maintain the exclusive control of all the matters relating to the operation, handling and administration of its business, including, but without having it being construed as a limitation, the administration and handling of its departments and operations, the work organization and methods, the processes, methods and procedures for the rendering of the service, the determination of the equipment, parts and service to be purchased, the assignment of work hours, the direction of the personnel, the right to employ, classify, re-classify, transfer and discipline employees and all the functions inherent to the administration and/or handling of the business except those expressly limited by the terms in this Agreement.

SECTION 2

      If any employee understands that he/she has been treated in a discriminatory, arbitrary or unfair fashion in accordance to the terms of this contract or any provision of this contract has been violated due to any action taken by the Company by virtue of the previous Section, such allegation shall be submitted by the Brotherhood or by the employee to the Grievance Procedure established in this Agreement.

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                                    ARTICLE 4
                                   UNION SHOP

SECTION 1

         All employees who are covered by this Agreement who at the date of the signing of the same are a member of the Brotherhood, are obligated as a condition of employment to continue on as members of the Brotherhood and in the event of new personnel, the latter will be obligated as a condition of employment to join the Brotherhood within the thirty (30) days following beginning to work for the Company and in both cases to pay dues to the Brotherhood during the effectiveness of this Agreement.

SECTION 2

         The Company, at the written requirement of the Brotherhood, will fire or suspend from his/her job any employee who is not affiliated or stops being affiliated as a bona-fide member of the Brotherhood. Said written requirement must be notified to the Company by certified mail and with a copy to the affected employee by certified mail.

SECTION 3

         The Company will put a copy of this clause in visible places in existing departments in the Island of Puerto Rico, for knowledge of the personnel.

SECTION 4

         In the event that a competent entity determines that the separation to which Section 2 of this Article refers was unjustified or illegal, the Brotherhood shall be the only one responsible for all the damages caused by said dismissal, and the Brotherhood will safeguard the Company and reimburse it for any expense or outlay in which the Company may incur as a result of said dismissal.

SECTION 5

         The Company and the Brotherhood agree that the Brotherhood shall have the opportunity to meet during thirty (30) minutes with the recently hired employees, as part of the general orientation process, for the purpose of providing them information about the Brotherhood and the Collective Bargaining Agreement. The time invested during the work shift of each employee given orientation shall be paid as time worked. This orientation shall be carried out during the fifteen (15) days following the start of the union member employee or from the time that the Company notifies the start, whichever occurs first. Said notification should be sent to the HIETEL with two (2) days of advance notice prior to the orientation date.

                                    ARTICLE 5
                                 DUES CHECK-OFF

SECTION 1

      During the effectiveness of this Collective Bargaining Agreement, the Company commits itself to automatically deduct from the salary received by all the employees covered by the definition of the Bargaining Unit, the sum of the initiation dues, the regular dues and any uniform special dues which the Union establishes for its members after receiving the written authorization on the part of the employee. The authorization for the regular dues shall be for a minimum term of one (1) year and shall be extended year after year, while the employee occupies a position within the Bargaining Unit. This authorization shall be irrevocable for a period of one (1) year from the date of the authorization. The Brotherhood shall notify the

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Company in writing with regard to the dues to be checked off from the employees covered by this Agreement. The Brotherhood shall comply with all the applicable procedures and laws prior to the establishment of said dues and the sum of said deductions shall be deposited by the Company, by means of a direct deposit to the HIETEL's bank account.

SECTION 2

      a) The Company shall hand over to the Treasurer of the Brotherhood or the Officer designated by him, after rendering the bond required by law, the document evidencing the deposit of the amount of the corresponding dues during the ten (10) calendar days after the payment of every two (2) weeks has been made except when there are extraordinary circumstances intervening in which case the term shall not exceed ten (10) additional days. The Company shall send the Brotherhood in a digital computer disk in Excel format a summary every two (2) weeks with the names of the employees who have had said deductions made, in addition, containing the individual sum and the total of the same. The Company will check off the initiation dues in the amount and installments certified by the Brotherhood for all employees joining the Brotherhood, after receiving the written authorization from the employee.

      b) The Company shall not forward dues until the Brotherhood has shown it that the Treasurer or the designated Officer have rendered the bond required by law.

      c) In all cases of suspension or dismissal in which an Arbitrator, court or administrative entity has determined that the suspension of the employee or the dismissal of the employee was not justified and has ordered the reinstatement of the employee with all the total or partial salaries that it did not receive in cases of dismissal or has ordered the total or partial payment of the salaries not received during the suspension, the Company must deduct from said payment the total of the Union dues not paid by the employee during the time that the employee was dismissed or suspended, as the case may be, and forward its sum to the Brotherhood in conformity to this article.

      d) The parties agree that in those cases of suspension or dismissals that were settled and as part of the agreement the total or partial payment of salaries not received by the employee have been agreed upon, the Company must also deduct from said pay the total of the Brotherhood dues not paid by the employee during the time that the employee was dismissed or suspended and to forward its sum to the Brotherhood in the terms stated above.

      e) With regard to the deduction of dues to which reference is made in paragraphs c) and d) of this section, it shall be the obligation of the Brotherhood to notify the Company on a timely basis about the total sum of dues that the employee is to have checked off.

SECTION 3

      In the event that any competent entity determines that any dues have been illegally set or deducted, the Brotherhood shall release the Company from all liability and shall indemnify and pay directly any reimbursement ordered by said entity.

SECTION 4

      During the effective period of this Collective Bargaining Agreement, the Company shall send the Brotherhood, on a monthly basis, a report regarding the employees who are enjoying any of the leaves established in this Collective Bargaining Agreement, which duration shall be of thirty (30) calendar days or more, with said report having to state the name of the employee and his number, the position occupied by him, the department, the work center, the leave which he is enjoying and up to where it is possible, the duration of the leave stating the possible return date.

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SECTION 5

      During the effective period of this Agreement, the Company must check off the Union dues in all those cases in which an employee from the bargaining unit is enjoying the benefits of any of the leaves with pay acknowledged in the Agreement, except under the Prolonged Illness Leave, (Act 139), and forward its sum on the basis of the terms stated above, it being provided that in those cases under Act 139 (SINOT), the Company, once the employee has returned to his job, must withhold the Union dues that were not paid by the employee during said leave and forward their sum to the Union in the terms stated in this article. The total of said check offs must be made during the first three pay periods.

                                    ARTICLE 6
                   COOPERATION ON THE PART OF THE BROTHERHOOD

SECTION 1

         The Brotherhood, as well as its members, agree to promote, at all times and as fully as possible good service and efficient operation. The Brotherhood and its members also agree with the Company to produce maximum production during each daily workday.

                                    ARTICLE 7

                            RESPECT AND CONSIDERATION

SECTION 1

         The Company and its functionaries obligate themselves to give to the employees and the Brotherhood the best treatment, respect and consideration possible for the purpose of maintaining the best relations between the employees, the Brotherhood and the Company.

SECTION 2

         The Brotherhood and the employees from the Bargaining Unit obligate themselves to observe toward the Company and its functionaries the best treatment, respect and consideration possible for the purpose of maintaining the best relations between the employees, the Brotherhood and the Company.

                                    ARTICLE 8

                                  PRODUCTIVITY

SECTION 1

         The Brotherhood and the Company acknowledge that the productivity must be increased to confront competition in the telecommunications service.

         To that effect, the Brotherhood agrees that the employees belonging to the Brotherhood shall commit themselves to render the maximum of their productivity, attendance, timeliness, efficiency and effectiveness, with order and discipline. All of it in accordance to Article 6, Cooperation on the part of the Brotherhood.

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                                    ARTICLE 9

                          DELEGATES OF THE BROTHERHOOD

SECTION 1

      The delegates shall represent the Brotherhood in the process of administrating the Collective Bargaining Agreement before the Company.

      The Delegates shall provide orientation to the employees covered by this Collective Bargaining Agreement with regard to their responsibilities and rights; in like manner they will watch out and have the faculty of helping their co-workers when these have a complaint or grievance or when their presence is required by any boss or supervisor.

SECTION 2

      The delegates from the Brotherhood shall be limited to dealing with the grievances and matters relating to the application of the Collective Bargaining Agreement in their work area.

SECTION 3

      No Delegate may intervene in another department or area which is not the one to which he/she has been designated, with the exception of those work areas or departments where there has been no Delegate appointed, in which case the Delegate from another department nearby may act as the appointed Delegate in that other operational unit or department, as long as he/she has been previously authorized in writing by the President of the Brotherhood or his/her authorized representative.

      The Brotherhood shall be entitled to appoint sub-delegates or substitute delegates which shall act only in the absence of the official Delegate.

SECTION 4

      The Delegate shall utilize the time in an adequate fashion for the quickest solution of the grievances. When it is necessary for a Delegate from the Brotherhood to deal with a grievance or related matter, he/she must:

      a. Notify his/her immediate supervisor with reasonable time to forego his/her regular work and deal with the grievance or related matter.

      b. The delegates shall receive pay up to a maximum of one and a half (1 1/2) hour for each grievance.

      c. Returning to his/her work upon finishing dealing with the matter if his/her work schedule has not ended.

      d. The meetings between the Delegate and the employee which require his/her services in accordance with this Agreement work shall be carried out in the area immediately next to the employee's work area.

      e. When it is necessary for a Delegate to hold a private conversation with an employee during time with or without pay for the Company to process a grievance or to deal with a matter relating to the application of the Collective Bargaining Agreement in accordance to the Grievance Procedure, he must obtain express authorization from the Supervisor.

SECTION 5

      The Company, on its part, may take the actions and measures that it deems necessary and relevant in such manner that faithful compliance be given to the provisions of this Article, including the time requested by a delegate be utilized exclusively for the purpose stated above.

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      The Brotherhood commits itself to comply with and promote the faithful compliance of this Article in such manner that the time requested by the Delegate is utilized exclusively for the aforementioned purpose.

SECTION 6

      When the Company expands its services creating additional units and increases the personnel substantially in the additional services, the parties, after a previous agreement, will convene the appointment of the corresponding delegates.

SECTION 7

      The Delegate shall represent the employees covered by this Collective Bargaining Agreement when the employee so requires it in the different stages of the Grievance Procedure, with the President of the Brotherhood or the person on whom he/she delegates in writing being able to participate in said representation.

SECTION 8

      The Company will not acknowledge any Delegate until the President of the Brotherhood has informed the Director of the Department of Labor and Employee Affairs in writing and the Delegate has received his appointment.

      The delegates shall have to be regular employees of the Company.

SECTION 9

      The parties shall reach an agreement as to the time, number and place where the delegates will act. It being provided that there will not be more than one Delegate and one Sub-delegate carrying out functions for each of the Company's operational units.

SECTION 10

      The Area Delegate appointed by the President of the Brotherhood shall be recognized by the Company and these will receive the same treatment, respect and courtesy that must be given to the Officers of the Brotherhood. The Company will not recognize any Area Delegate until the President of the Brotherhood has informed the Director of Labor and Employee Affairs in writing and he/she has received his/her designation.

      The Area Delegate shall be appointed to represent and replace the Officers of the Brotherhood and when they visit the shop or specific areas for which they have been appointed, they shall have all the prerogatives that the Officers of the Brotherhood have. The Area Delegate must comply with what is provided in
Section 4 of this Article.

                                   ARTICLE 10

                     VISITS FROM OFFICERS OF THE BROTHERHOOD

SECTION 1

      The President of the Brotherhood or the members of the Executive Committee shall have access to the Company premises during working hours for the purpose of resolving grievances, investigating work conditions and verifying compliance with this Collective Bargaining Agreement. The members of the Elections Committee during periods of internal elections of the Brotherhood shall have access to the

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Company premises for the sole purpose of administrating and coordinating said elections. Prior notice shall be given in writing, of no less than 24 hours, to the Director of the Department of Labor and Employee Affairs in both situations.

SECTION 2

      Upon the arrival of the President or a member of the Executive Committee or a member of the Elections Committee, he/she shall identify himself/herself and inform the purpose of his/her visit and shall go in person before the officer of the Company that he/she is going to visit or the representative designated by him/her.

SECTION 3

      The President of the Brotherhood may appoint representatives to carry out any of the functions of said Committee. The Company will not recognize the representatives appointed as such until the President of the Brotherhood has notified the Director or the Department of Labor and Employee Affairs in writing about their designation as such, including a description of the matters that said representatives shall be authorized to handle in the name of the Brotherhood. Not more than one Representative shall be appointed to deal with one single matter.

      The representatives appointed by the President of the Brotherhood shall be recognized by the Company and shall receive the same treatment, respect and courtesy that must be rendered to the officers of the Brotherhood, it being provided that these representatives shall have access to the Company premises for the purpose of dealing with the matters authorized to be dealt with in the name of the Brotherhood. Upon the arrival of these representatives, they shall identify themselves and inform the purpose of their visit and they shall appear in person before the Officer of the Company that they are going to visit or the representative designated by him/her.

SECTION 4

      The visits of the President, Officer or Representative of the Brotherhood shall not interrupt the operations of the Company and the work of the employees.

                                   ARTICLE 11

                              PERSONNEL ACTIVITIES

SECTION 1

      The Company and the Brotherhood agree that no union propaganda or activity of any nature whatsoever shall be allowed by employees or representatives of the Brotherhood will not allow any during their working hours within or outside the Company's premises, except those expressly contained in the Collective Bargaining Agreement.

SECTION 2

      No union propaganda or activity of any nature whatsoever shall be allowed within the Company's premises on the part of the employees, delegates and officers of the Brotherhood during their free time, if by doing so they are occasioning any one or more of the following conditions:

      a.    Interrupts or distracts the work of the personnel that is working.

      b.    Constitutes a disturbance or harm to the Company.

      c.    Occasions a state of disorder or violence.

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SECTION 3

         The Company and the Brotherhood agree that the working hours are for each employee to devote them to his/her work for the Company and therefore, it is not permissible to allow working time to matters which are foreign to work such as, for example: discussions about sports, politics, religion, sales, and personal activities, etc. Neither are such activities permissible during the free time of the employee but within the Company's premises if it occasions any one or more of the conditions in clauses a, b and c of the preceding Section.

SECTION 4

         No employee shall have access to the buildings or premises of the Company without prior express authorization from the Supervisor of the site or the Company's Security Department, except for the regular work place and during his/her regular work schedule. In the event of receiving such authorization, the employee will be accompanied at all times by said Supervisor or by the person appointed by him/her unless the Supervisor or the person appointed by him/her determines, in his/her discretion, that it is not necessary to accompany him/her and he/she so informs it in writing to the visiting employee. Under no circumstance will the employee be allowed to enter onto Company property if there is no Supervisor, or the person appointed by him/her available to accompany the employee.

                                   ARTICLE 12
                     PUBLICATION, ADJUDICATION OF POSITIONS
                                AND APPOINTMENTS

SECTION 1

      The Company will publish at all the work centers the newly created positions, the vacant ones or ones which could be left vacant in the near future corresponding to the Bargaining Unit that is going to be covered, specifically the requirements for the same. The Company will send the Brotherhood a copy of said publication. Upon the cancellation of a published position, the Brotherhood shall be notified about said cancellation and the reasons for its cancellation.

SECTION 2

      All regular employees who meet the requirements for a published position may apply for the same by submitting the corresponding petition in the form supplied by the Company within the term established in the publication to the Recruiting Department, with return receipt requested.

SECTION 3

      The Company will only consider those employees who after corroboration meet the requirements, who have filed the petitions within the period established in the publication and who can fulfill the functions of the position immediately upon having it adjudicated to them or if they are enjoying their vacation leave, upon the conclusion of the same or if they are receiving benefits from the State Insurance Fund or using sick leave, within the thirty
(30) days of having it adjudicated to them.

SECTION 4

      All vacant positions or those of new creation shall be adjudicated to the more senior employee who qualify within the following order of priority except in the case of promotion or transfer from one classification to another where seniority shall not be the determinant criteria for the adjudication of the position pursuant to what is provided in Section 6 of this Article.

      a. Employees who will be affected by personnel reductions.

      b. Employees who may have suffered an occupational illness or accident that prevents them from performing the functions that they used to perform in their positions prior to said illness or accident. This priority shall not have the scope of postponing the time term provided by law within which an employee reserves his/her job tenure from the term of the occupational accident or illness onwards.

      c. Employees who may have suffered non-occupational illness or accident that prevents them from performing the functions that they used to carry out in their positions prior to said illness or accident. This priority shall not have the scope of postponing the time term provided by law within which an employee reserves his/her job tenure from the term of the unknown occupational accident or illness onwards.

      d. Employees who request transfer to the same occupational classification.

      e. Employees who have requested promotions. For the purposes of this Agreement, promotion shall be understood to mean the movement of one employee from one position to another position which has a superior salary level and those changes from a position for which the maximum level of the series is inferior to the maximum level of the new position.

      f. Employees who have requested transfer from one classification to another. No employee may request a transfer from one classification to another until after fifteen (15) months have elapsed in one position and he/she must remain in said position a minimum of fifteen (15) months after said movement. In addition, upon being granted this transfer, the employee in his/her new position, must approve a three (3) month probationary period.

      g. Employees who have requested demotions. No employee may request a demotion until after having been for fifteen (15) months in one position and he/she must remain in said position a minimum of fifteen (15) months after said demotion.

      h. Ex-employees which the Company may have laid-off within the twelve (12) months before due to the scarcity or reduction of work.

SECTION 5

      The vacancies which arise due to the adjudication of the positions as a result of the priorities mentioned in the previous Section, shall be covered in the first instance by petition for transfer to the same occupational classification, promotion, then transfer to another occupational classification and finally demotion and if they were not filled that way, by means of external recruiting. The transfer to which this Section makes reference is only that type of transfer which makes the employees work center be closer to his/her residence, as long as the employee has been more than fifteen (15) months in his/her position.

SECTION 6

      In those cases in which the adjudication of a vacant position or one of new creation represents a transfer from one classifications to another or promotion for the applicant employee, the position will be adjudicated among the candidates that fulfill the requirements in accordance to the following factors: seniority; evaluations already written and carried out in the normal course of employment during the past two (2) years; attendance and punctuality record for the past two (2) years; disciplinary record for the past two (2) years; related experience and training.

      The seniority shall prevail over all other factors if this were to turn out to be equal between the employees being considered to cover the new or vacant positions.

SECTION 7

      No employee who has had a position adjudicated to him/her us a result of a transfer, transfer from one classification to another or a promotion will have the right to request another position until fifteen (15) months have elapsed from the date when the adjudication was made effective or until the employee has reached the maximum of the existing progression for his/her present occupational classification, whatever happens first.

SECTION 8

      In those cases in which an employee, due to a petition on his/her part, has a position of a lower level adjudicated to him/her, in other words, which represents a demotion, his/her salary shall be adjusted to the lower level position.

SECTION 9

      Nothing that has been previously stated in this Article shall have the scope of limiting the faculty of the Company to transfer employees due to service needs nor the Company's rights to recruit external personnel for those positions, which have not been covered by means of internal recruiting in accordance to this Collective Bargaining Agreement.

SECTION 10

      Within the five (5) working days following the adjudication of a vacant or newly created position, the Company must send to the Brotherhood, by certified mail with return receipt requested, a copy of the adjudication of the same.

SECTION 11

      The Company shall send the Brotherhood a copy of all publications regarding vacant positions or those of new creation.

                                   ARTICLE 13
                       TIME SUBJECT TO BE CALLED "ON CALL"

SECTION 1

         In those cases in which the Company determines the need to have qualified personnel subject to be called outside of the regular work schedule in certain specialized classifications and areas of work where an "on call" personnel schedule is required to be established, this article shall apply.

         The employees in work shifts subject to be called, must provide the telephone number where they may be reached. If it were necessary, they shall be provided with a cellular phone or any other portable equipment to make their location easier.

         The Company will prepare a schedule which will establish the personnel needs to realize the job or "on call" shifts and the same will be covered with those that occupy the specialized classifications in an equitable manner whenever possible.

SECTION 2

      The employee who is assigned to be "on call" shall be paid a bonus of $18.00 per day (24 hours shift), for assignment to this work shift. If the employee is called to work, he shall be compensated with a minimum of two hours per pay.

      For the non exempt employee that is "on call" and is called to work, the time worked shall be paid at the rate of double time the rate paid for regular hours of work. For the exempt employee that is "on call" and is called to work, the time worked shall be paid at the rate of one and a half time the rate paid for regular hours of work.

                                   ARTICLE 14

                      PROBATIONARY PERIOD FOR NEW EMPLOYEES

SECTION 1

      Every candidate for entry as employee, must have previously approved those written or evaluation examinations required by the Company.

SECTION 2

      A condition for regular appointment shall be that the employee has worked to the satisfaction of the Company for a Probationary Period of one hundred and twenty (120) days. The training period for the probationary employee at the training centers recognized by the Company will be part of the Probationary Period.

SECTION 3

      All employees, during their Probationary Period, must be evaluated monthly periodically with regard to, among other factors, their capacity to assimilate training, their productivity, their efficiency, their timeliness, their attendance to work, their habits, attitudes and general behavior. The Company will hand the employee a copy of each monthly evaluation, except when the employee has abandoned the service and is not available.

SECTION 4

      Each new hired employee who satisfactorily approves the Probationary Period shall be appointed as a regular employee by means of an official notice to the employee and to the Brotherhood.

SECTION 5

      All probationary new employees will have to submit themselves to those medical examinations required by the Company and the result of said medical examinations shall have to be satisfactory, as far as the Company is concerned, as an employment condition. The cost, if any, of these examinations shall be paid for by the Company.

SECTION 6

      All employees who join the Company by virtue of a transfer, sale, merger, expropriation or lease shall have the provisions of this article applicable to them.

SECTION 7

         The Company is entitled to order or decree the lay-off of any probationary employee within the terms of Section 2, without such lay-off giving rise to any grievance whatsoever before the entities established by this Collective Bargaining Agreement for the resolution of controversies and grievances.

                                   ARTICLE 15
                              MEDICAL EXAMINATIONS

SECTION 1

      The Company may require any regular employees to submit themselves to medical examinations and of any other type of a medical nature. The cost, if any, of the same, shall be paid for by the Company. This prerogative may not be utilized in a discriminatory fashion against the members of the Brotherhood.

SECTION 2

      The Company will compensate the employee for the time that the examination takes. Such examination should be carried out within his/her regular work day.

SECTION 3

         The Company may take the necessary and pertinent measures to guarantee the correct use of the benefits disposed on Article 31, Extended Sick Leave and
Article 32, Occupational Sick Leave of this Agreement. Therefore, the Company reserves its right that a qualified doctor selected by the Company determines if the employee is in effect unable to work. The employee notification will be with copy to the Union. In order to continue receiving the economic benefits established in those Articles, the employee must attend on the required dates to all the medical tests and exams ordered by the physician.

         If the physician determines that the employee is able to work, the additional benefits of Articles 31 and 32 will discontinue and the employee will receive the law benefits of SINOT or FSE which ever is applicable. Nevertheless, the retention period for this employee will be the provided on Articles 31 and 32, which ever is applicable.

         If the employee is not in agreement with the doctor's determination, the Union shall, within five working days, following the employees receipt of the determination, request the Company, in written, that wishes to select by mutual agreement another physician properly qualified to evaluate if the employee is able to work. The Union and the Company will ask to the "Colegio de Medicos de Puerto Rico", to submit a list of 5 physicians properly qualified in the alleged condition, of which the parties will select one by eliminating 2 by each party. If the "Colegio de Medicos de Puerto Rico" is not in position to provide the list, the Company and the Union will submit 3 names each of physicians properly qualified in the area of the alleged condition. Three (3) of the names will be eliminated at random and the remaining ones each party will eliminate one, then the remaining one will be the chose one. This physician shall render his determination not later than 10 days from having finalized the corresponding examination and tests, if any, which will be carried out as soon as possible and the employee will fully cooperate. The determination of the physician shall be final and unappealable. The cost of this medical evaluation should be paid in equal part by the Company and the Union for the first five (5) employees during the year that request this evaluation. For additional cases, the total cost shall be assumed by the Company.

         The Company may submit during the year, in order to determine if they are able, a number of employees not more than 10% of the employees enjoying the leave of absences under the articles 31 and 32 of the natural year immediately preceded. The Union shall be informed of the total number of employees making use of the benefit during such year.

                                   ARTICLE 16
                                    SENIORITY

SECTION 1

      Seniority shall be understood to mean the total time of service credited to an employee by the Company. Credited time shall be all the time of regular work days that an employee has worked in a continuous fashion for the Company as well as all the leaves with pay. Leaves without pay that are granted to the employees members of the Executive Committee of the Brotherhood during the terms for which they have been elected shall be credited to their seniority in the Company.

SECTION 2

      The seniority right shall expire due to any of the following reasons:

      a.    Resignation

      b.    Dismissal

      c. Lay-off for twelve (12) consecutive months or upon the receipt of the compensation provided in Section 4 of Article 19 - Reduction of Personnel and Reinstatement.

      d. Absence due to occupational illness or accident in excess of his/her occupational illness or accident leave.

      e. Absence due to non-occupational illness or accident in excess of the term established in this Agreement or until his/her prolonged illness leave is exhausted, whichever is greater.

      f. By not accepting an available position and for which he/she qualifies, while being on preferential employment list.

      g. Accepting a position outside of the Bargaining Unit, unless the employee decides to return and/or the Company decides to return him/her to his/her old position, within the six (6) months following his/her departure from the Bargaining Unit.

SECTION 3

      Probationary employees will not accrue seniority until they have approved their respective probationary periods, in which case the seniority will be retroactive to the date when they began their respective probationary periods.

                                   ARTICLE 17

                                   PROMOTIONS

SECTION 1

      A promotion shall be understood to mean the movement of an employee from one position to another position which has a greater salary level and those changes when a position for which the maximum level of the period is inferior to the maximum level of the new position.

SECTION 2

      In the promotions, the employees from the Company who have requested a promotion and who qualify for the same as required by Article 12 Section 6 relating to Publication, Adjudication of Positions and Appointments, shall be given priority. Seniority shall prevail over the other factors, if these were to turn out to be equal among the employees to be considered for the covering of the positions in promotion. When an employee changes occupational classification due to a promotion for which he/she applied, he/she may not request a change until fifteen (15) months from said promotion have elapsed.

SECTION 3

      All promoted employee shall be subject to a probationary period of ninety
(90) days during which they will have to demonstrate having ability, knowledge, skills and the efficiency which in the judgement of the Company is required in the new position. In the cases of promotions, which require special training, said training period shall be part of this probationary period. The employee may return to his previous position before the expiration of his probationary period, if said position is vacant.

SECTION 4

      The progression to a superior level within the same classification, shall not be considered a promotion. These progressions shall be carried out in conformity to the requirements established by the Company in the Duty Sheet.

SECTION 5

      In the event that an employee is promoted, he/she shall be entitled to receive 4% of salary increase for the next salary level to which he/she is promoted. Example: 10-11.

      If the promotion includes more than one salary level, he/she may receive 4% for the first salary level to which he is promoted and 2% increase for each additional level of increase. Example: 10-12 = 6% Total Salary increase.

      If after the corresponding percentage increase is granted and the employee remains under the minimum of the level to which he is promoted, his salary will be increased for the minimum of the scale.

SECTION 6

      If the employee were not to satisfactorily approve his/her probationary period, the employee would return to his/her previous position with the salary that would have corresponded to him/her if he/she had continued in the previous position. The Company will reinstate to their previous position and salary the employees who would have been promoted as a result of the vacancy that the promotion of said employee would have brought about. If as a result of said promotion a new employee would have been hired, the Company would be free to separate said new employee.

SECTION 7

      Except in cases where events occur beyond the control of the Company and/or the service may be adversely affected, the employee shall be placed in the position of promotion within a period that shall not exceed thirty (30) days from the date when the Recruiting Department adjudicates the same.

                                   ARTICLE 18

                                    TRANSFERS

SECTION 1

      For the purpose of this Agreement, transfers shall be understood to mean:

      Any permanent change from one section, division or department to another, from one work center to another, or from one municipality to another, whether it is from one position to another in the same classification or to a position in another classification with the same level.

SECTION 2

      There shall be two (2) types of transfers:

      a. Transfers due to a formal petition on the part of the employee, which is that which is produced upon filing out a written petition, through the Recruiting Department. It shall be a requirement to have been a minimum of fifteen (15) months in the position occupied by the employee to be able to file a petition for transfer. In the event that the transfer is to a position which is different from that one occupied by the employee, he/she must meet the minimum requirements in effect, required for the position to which he/she is going to be transferred and he/she shall be subject to a probationary period of three (3) months.

      b. Transfers when the Company determines it due to service need. Whenever the Company determines to transfer an employee due to service need, the transfer will be made taking into consideration employee's seniority so that, the less senior qualified employee will be transferred unless that there is a voluntary qualified employee more senior.

      a. The employee may, after this type of transfer has been carried out, question it through the Grievance Procedure.

      b. In the event that there arises a need to cover the position which the transferred employees left vacant due to service needs within the following one hundred and eighty (180) days after the transfer has taken place, he/she, the transferred employee, shall have priority to return to said position. Once the hundred and eighty
            (180) days have elapsed, the position shall be filled following the process established in Article 12, Publication, Adjudication of Positions and Appointments.

SECTION 3

      Except in cases where events occur beyond the control of the Company and/or the service may be adversely affected, the employee shall be placed in the transfer position within a period that shall not exceed thirty (30) days from the date when the Recruiting Department adjudicates the same.

SECTION 4

      When the Company is interested in permanently transferring an employee due to service needs, it will notify the employee and the Brotherhood with thirty
(30) days of prior notice, except when there are extraordinary circumstances in which case it will notify with ten (10) days of prior notice. In case of transfers due to the need of service where the employee remains where his work center normally resides or when such transfer is between the building around Plaza Telefonica (Roosevelt 1500, 1513 and 1515), the advance notification will be with no less than fifteen (15) days.

SECTION 5

         The Company will recognize the right to barter between the employees as long as the Company determines, in its sole discretion, that there exists equality of circumstances, category, capacity, efficiency and ability. In the event of a barter, the expenses occasioned by the transfer shall be paid for by the employees.

SECTION 6

      The transfer may not be used in an arbitrary, discriminatory and unfair fashion or as a disciplinary measure or action.

                                   ARTICLE 19

                    REDUCTION OF PERSONNEL AND REINSTATEMENT

SECTION 1

      When the Company determines the need to carry out personnel lay-off or transfers due to lack of sufficient work or due to reasons of economy in particular classifications of employment, it shall prepare a lay-off or transfer plan, as the case may be, in accordance to the provisions of this Agreement. The Company will notify by certified mail or in person in writing with regard to the lay-off or transfer to the employees who are affected and to the Brotherhood including in the notice a copy of the Plan, with no less than fifteen (15) working days prior to the date when the lay-off or transfer is to be effective and such reduction shall be carried out observing the following order:

      a.    Probationary employee in the affected classification

      b. Regular employee in the inverse order of seniority in the affected classification

      In cases of lay-off or transfers, the employees who are members of the Boards of Directors and the delegates shall have super-seniority in their classification.

      The determination of the number of employees that are needed to perform a task is an exclusively managerial task which may not be questioned through the Grievance Procedure.

SECTION 2

      a. In the event that an employee with at least one (1) year of seniority is subject to lay-off, he/she may choose to bump another employee in a lateral or inferior classification with less seniority in which the bumper is qualified to perform the work immediately or any other classification in which the bumper may have worked previously on more than one occasion and continues being capable of carrying out the work immediately.

      b. Any regular employee with at least one (1) year of seniority who is bumped as a result of the procedure established in the preceding paragraph (a), shall be equally entitled to bump by means of seniority by following exactly the procedure established in the preceding paragraph.

SECTION 3

      Any employee who is laid off and who at the moment of the suspension has one year or more of seniority, shall be entitled to a compensation equivalent to two (2) weeks of salary plus one (1) week for each year of seniority up to a maximum of twenty (20) weeks.

SECTION 4

      Any laid-off employee and who at the moment of the suspension has at least one year or more of seniority shall be included in a list of preferential employment for a maximum of twelve (12) months.

SECTION 5

      The compensation provided in the preceding Section 3 shall be paid at the end of the twelve (12) month period indicated in the preceding Section 4. In the alternative, a laid-off employee may choose to receive the compensation for lay-off indicated previously at any moment after being the notified the lay-off, but said employee shall be excluded from the preferential employment list as soon as he/she receives said compensation.

SECTION 6

      The regular employees who have been laid-off shall be included in a registry of eligible, utilizing the criterion of seniority and they shall have the preference provided in Section 4 of the Article regarding Publication, Adjudication of Positions and Appointments to occupy regular new or vacant positions within the bargaining unit, as long as the employee is qualified and capable of fulfilling such position.

SECTION 7

      The Company will supply the Brotherhood a copy of this list of eligible with the name of the employee, position that he/she used to occupy and the years of service, in like manner, it will inform the changes on the list, if any.

SECTION 8

      When the possibility of re-employment arises, the Company will get in touch with the laid-off ex-employee by certified mail and his/her last address, with copy to the Brotherhood, granting the employee ten (10) working days in which to accept the position. If he/she were not to accept or answer within the term, he/she shall lose the right granted in this Article and shall be eliminated from the corresponding list. If he/she answers within said term indicating that he/she cannot accept the job due to extraordinary reasons which in effect make the acceptance of the position being offered impossible and it is so proven to the Company within said term, the laid-off employee shall not lose the right to re-employment with regard to any other vacancy that arise later on in his/her classification within the term of nine (9) months after his/her lay-off, pursuant to how it is provided further on.

SECTION 9

      The right to re-employment, as provided in this Article, will be extinguished within nine (9) months after having ceased as a Company employee, except that he/she does not accept or does not answer a letter offering a vacancy, pursuant to what is provided in the previous section. If positions are to be frozen during this period, the right will be extended for a period of time equal to that of the freeze.

                                   ARTICLE 20

                                RECLASSIFICATION

SECTION 1

      When the Brotherhood considers that a position has had functions or duties of a superior position assigned to it or that its duties and functions have evolved in a substantial and permanent manner toward a position of a superior level or that functions and duties of greater complexity have been assigned to it, the President or in his/her absence, the authorized Representative, shall submit a petition for reclassification in writing to the Director of the Department of Labor and Employee Affairs indicating the criteria and reasons justifying the petition.

SECTION 2

      No reclassification petitions shall be accepted for positions which are not at the maximum salary level of their class shall be accepted, if this class is made up of progression levels.

SECTION 3

      The assignment of additional duties or functions of equal, similar or lesser complexity and/or the increase in the volume of work shall not imply a reclassification.

SECTION 4

      The Director of the Department of Labor and Employee Affairs will notify the President of the Brotherhood about the Company's position about the petition for reclassification within a period of ninety (90) days from the receipt of the same. If it were determined that a position must be reclassified, its reclassification shall be effective as of the date of the written notice sent by the Company to the Brotherhood.

SECTION 5

      No petitions for reclassification of positions from the Bargaining Unit shall be accepted if within the last three (3) years, a petition regarding the same position has been filed.

SECTION 6

      In the event that an employee is reclassified, he/she shall be entitled to receive 4% of salary increase for the next salary level to which he/she is reclassified. Example: 10-11.

      If the reclassification includes more than one salary level, he/she may receive 4% for the first salary level to which he is reclassified and 2% increase for each additional level of increase. Example: 10-12 = 6% Total Salary increase.

      If after the corresponding percentage increase is granted and the employee remains under the minimum of the level to which he is reclassified, his salary will be increased to the minimum of the scale.

                                   ARTICLE 21

                                 PERSONNEL FILES

SECTION 1

      The official file for each employee is the file in possession of the Company under the custody of the Records Division. The imposed notices, reprimands, warnings or disciplinary actions which do not appear in the official file, may not be utilized for any purpose.

SECTION 2

                  Any employee may review his personnel file, previous petition and coordination with his immediate supervisor.

SECTION 3

         The Company agrees in presenting the official personnel file when the employee has pending hearing a grievance in the third stage of the Grievance Procedure and the employee has previously requested in writing its presentation and that the employee understands that in the official file there appear charges which are not in agreement with the facts. The President or the member of the Executive Committee may examine the employee file in the third stage of the Grievance Procedure if the employee so allows it and is present.

SECTION 4

         In addition, the Company agrees in presenting the personnel file to all union members whose petition for promotion, transfer or change to a position of an inferior salary level has been denied and he/she requests in writing to examine his/her file and has a grievance in the third stage regarding his/her promotion, transfer or change to a position with an inferior salary level pending.

SECTION 5

         When in the employee's file, after its presentation, there appear charges or documents which do not adjust themselves to the real fact, the Company, after investigating the facts, agrees to withdraw the documents presented and/or correct them if it were necessary.

SECTION 6

         The Company shall send the Brotherhood and deliver to the corresponding Delegate a copy of all disciplinary actions that are notified in writing to an employee included in the Bargaining Unit. The Company shall send the Brotherhood a copy of all personnel movement duly approved and relating to employees from the Bargaining Unit.

SECTION 7

         The Company will not supply any person or entity different from it, information which arises from the personnel file of the employee, without his/her written authorization, unless there is a judicial order, in which case they will be notified previously. When there is a judicial or legal mandate, the employee will be notified simultaneously with regard to the handing over of the document, unless the judicial order or the law expressly forbids it.

SECTION 8

         The employee will be entitled to be supplied a copy of all documents that are placed in his/her personnel file containing information regarding his/her person.

                                   ARTICLE 22
                           WORK OF THE BARGAINING UNIT

SECTION 1

      The Company agrees that the personnel employed in the capacity of supervisor or non-supervisor which are not included within the Bargaining Unit, will not perform work assigned to employees within the Bargaining Unit, except in cases of emergency and/or circumstances when employees from the Bargaining Unit, as it is defined in this Agreement, are not available. None of what has been previously stated shall limit the normal function of the management to instruct, train and direct the work of employees within the Bargaining Unit.

SECTION 2

      For effects of this article "emergency cases" shall mean cases of Acts of God such as:

      a.    National Emergency

      b.    Hurricanes

      c.    Fires

      d.    Floods

      e.    Earthquakes

      f. Cases of major breakdowns where the number of employees available is not sufficient and/or when they have not been able to correct it.

SECTION 3

      For the purpose of this Article the concept "when employees from the Bargaining Unit are not available", shall signify circumstances such as the ones in which:

      a. There is a requirement to work overtime and the personnel from the Bargaining Unit, of the required classification, is not available to work overtime.

      b. When work has accumulated in an abnormal fashion and the available personnel from the Bargaining Unit is not sufficient to cover the needs of the service. This circumstance may not justify performing work of the appropriate unit with personnel that is not from the Unit in a specific place or classification for more than one hundred and eighty (180) days.

      c. When due to the absence of personnel from the Bargaining Unit, the service is affected, requiring other personnel to perform the work.

      When the situations being considered in paragraphs b and c arise, the Company will exhaust the resource of bringing available personnel from the Bargaining Unit of the same classification from other work centers of the Company belonging to the same department and located in the same geographical area where the need exists, as long as the operation of these other work centers is not affected.

      During the course of time of the process of exhausting the resource of bringing personnel from the Bargaining Unit, the Company may take the necessary measures so that service will not be interrupted as long as the instrument of these measures do not annul the purpose stated in the preceding paragraph.

      It being understood, however, that the previous provision shall apply solely and exclusively when the situation being considered in paragraphs b. and
c. are due to or are the direct consequence of the normal outcome of the services rendered by the Company. Under no circumstances shall it apply when the situations being considered in paragraphs b. and c. are the direct or indirect result of actions from personnel from the Bargaining Unit geared toward producing an abnormal accumulation of work: such as slowdowns, abnormal or agreed upon absences of personnel from the Bargaining Unit of the Company or any action of the ones stated in the Non-Strike and Non-Lockout Article of the Collective Bargaining Agreement and/or disciplinary actions taken as a result of the aforementioned conduct.

      The personnel from the contracting unit shall perform the duties corresponding to it when the exceptions indicated in this Article arise.

      The intention of the parties in this Agreement is to prevent managerial personnel from displacing personnel from the Bargaining Unit in their regular work and in working overtime and at no time whatsoever forbidding that the operations be carried out in a normal fashion as a public service enterprise.

      This agreement does not have the intention of allowing the supervisors to perform work of the Bargaining Unit at all time.

SECTION 4

      The Company agrees that it shall not assign supervision, executive, managerial or confidential work to employees who belong to and are included in the Bargaining Unit.

         Both parties recognize that it is indispensable that the Company may be able to provide a fast and efficient service that adequately responds to the requirements and needs of the customers in order to compete and be successful to maintain job security. Accordingly to the aforementioned, the accelerate technology evolution and the nature of the market, the Company may assign dispatch functions, tests functions and Special Facilities Installer and Maintenance Transmission Equipment Technician functions from this Bargaining Unit to other Bargaining Unit. The assignment of shared work from this Bargaining Unit to members of the other Bargaining Unit of the Company will not be used to lay off or transfer HIETEL employees in classifications with the above mentioned functions, nor those HIETEL classifications and positions will be converted to classifications and positions of the other Bargaining Unit, nor those classifications and positions be eliminated.

      The Company may assign work from other bargaining units to the employees covered by this Collective Bargaining Agreement in all those situations and circumstances which are not expressly forbidden and/or which are allowed in the Collective Bargaining Agreements applicable to said other bargaining units. In situations of scheduled official activities from said other bargaining units, the employees included in this unit will not be bound to perform the work of said other bargaining units, but they will not be able to refuse to perform the work of their own Unit.

                                   ARTICLE 23
                                HEALTH AND SAFETY

SECTION 1

      The Brotherhood and the Company agree that the safety conditions at work are the responsibility of the employees and the Company.

      The Company agrees to provide safe work conditions and methods and to eliminate unsafe work situations, in regard to which the Brotherhood agrees to cooperate with the Company.

SECTION 2

      The employees must comply with and follow the safety norms established by the Company, by the laws and/or by the regulations.

      The Company's requirement which requires that the employee carry identification card with them in a visible place, accrediting them as employees, shall be complied with by all the personnel, the cost of the identification card shall be paid for by the Company.

SECTION 3

      Any employee who suffers a work accident or who becomes ill during working hours and that his/her injury or illness results in an emergency case where immediate medical or hospitalization services are required, shall be entitled, after receiving the authorization of a supervisor, to have any Company vehicle that is available be utilized for his/her transportation and such vehicle may be driven by any person authorized to drive motor vehicles if the driver in charge of the vehicle is not available or accessible at the time of the accident.

SECTION 4

      The Company shall provide and maintain adequate sanitary facilities, as well as drinking water and the Brotherhood shall promote the adequate use of said facilities.

SECTION 5

      The Company shall provide the Brotherhood with a copy of all the periodic reports that it submits to any government agency with regard to occupational accidents.

SECTION 6

      The Company shall comply with all the applicable provisions of federal and local laws and regulations of Puerto Rico administrated by the Department of Health or the Department of Labor and Human Resources with regard to work and safety facilities and conditions.

SECTION 7

      In those cases in which the Company determines to establish new work centers, the Brotherhood shall be notified within thirty (30) days of prior notice when fifty (50) or more employees are required to work in the work center and fifteen (15) days prior notice when there are less than fifty (50) employees, for the purpose of it having the opportunity to examine the same before beginning operations in said centers and may express its observations and recommendations. In special cases, the Company and the Brotherhood will reach an agreement to establish the inspection within a lesser period of time.

SECTION 8

      The Company, through its Accident Prevention Division, agrees to provide the Brotherhood with the work accident reports and studies performed by any laboratory on or before thirty (30) calendar days following the accident.

                                   ARTICLE 24
                              DRUG TESTING PROGRAM

SECTION 1

      The Brotherhood and the Company recognize that the use and abuse of controlled substances is an alarming problem in the country and affects the working force negatively. The Brotherhood, worried about the health and safety of its members, recognizes the risk to which its employees may be exposed due to the use and abuse of controlled substances.

SECTION 2

      The Company, aware of its responsibility to protect the health and safety of its employees and clients, as well as of its responsibility to watch out for the productivity and efficient performance of the services that its employees render the People, wishes to state its concern with regard to the problem that the use and abuse of drugs by the employees represents.

SECTION 3

      For such reason, in order to maintain a work environment free of the problems associated with the use and abuse of controlled substances and to protect the health and safety of the employees covered in this Bargaining Unit, the parties, after a careful and conscious analysis of all the elements involved in this problem, voluntarily and in free exercise of their contractual faculties, pursuant to law, agree that the Company may adopt a Drug Testing Program for the employees in accordance to Act #59 of August 8, 1997. The guiding criteria of the Program shall be:

      - The protection of the confidentiality, civil and constitutional rights of the employees.

      -     Non-discrimination against the employee.

      - The identification of drug users for the purpose of providing the employees the opportunity for treatment and rehabilitation in conformity to the law, the Controlled Substance Use Detection Program for the Company Employees and the Company's program for internal or external aid to the employee.

                                   ARTICLE 25
                                 BULLETIN BOARD

SECTION 1

         The Company will allow the Brotherhood the use of bulletin boards in places to be determined by a mutual agreement between the parties.

         In these bulletin boards, notices regarding the following matters shall be posted:

         a. Summons to meetings, which shall limit themselves to specifying the place, time and date of said activities.

         b.       Appointment of officers, committees and delegates.

         c. Results of negotiations, elections and matters, which constitute common projects between the Company and the Brotherhood.

         d. Social, union, recreational, educational or cultural activities.

SECTION 2

         The installation and cost of these bulletin boards shall be paid for by the Company.

SECTION 3

         It is agreed that the notices which are posted will not contain political, or religious material or material which tends to slander, defame or affect the image of the Company or its officers.

         The Company will not allow to post notices which are contrary to and in violation of this clause.

                                   ARTICLE 26

                              WORK DAY AND OVERTIME

SECTION 1

      To the effect of this Agreement, for the purpose of calculating overtime, the work week shall consist of forty (40) and the daily work day shall consist of eight (8) hours. The work week shall consist of five (5) consecutive days.

SECTION 2

      No employee shall work overtime without first having received authorization from his/her immediate Supervisor or from his/her immediate superiors. When the company determines that the needs of the service require working overtime, it may request from any employee that he/she work overtime and the employee will work it, unless he/she can show that he/she has just cause for not working said overtime.

SECTION 3

      The Company shall assign the overtime work without privileges. As long as it is operationally possible and the demands of the service so allow it, the employees who request it voluntarily shall be taken into consideration.

SECTION 4

      The overtime that the Company requires to be worked in excess of the forty
(40) hours per week shall be paid for at the rate of time double the rate paid for regular hours of work. The hours that the Company requires be worked in excess of eight (8) hours per day, shall be paid at the rate of double the rate per hour paid for regular hours.

SECTION 5

      When an employee is required to work outside of the place where he/she resides, the time during which the employee is not really working, such as, but without this being understood as a limitation, the time for meals, sleeping, etc. shall not be considered as time worked.

SECTION 6

      The employees covered by this Agreement may enjoy a fifteen (15) minute rest during the course of each four (4) hour period of work as long as the service is not affected and the emergencies are handled. The Company will program the manner in which the employees will enjoy this rest period.

SECTION 7

      All employees are entitled to enjoy one (1) hour for meals, which they must begin to enjoy not before the end of the third hour nor after the end of the fifth hour of their regular work shift of daily work. The time worked during the period destined for the consumption of meals shall be compensated at the rate at twice (2) the rate per hour of regular work.

SECTION 8

      For the convenience of the employees covered by this Agreement, in the case of the meal consumption periods that take place outside of the employee's regular work day, said period shall be obviated (shall not be enjoyed) subject to not having work performed more than two (2) hours after the regular work day. This Agreement does not have the effect of eliminating an employee's right to enjoy his/her meal hour when at any given time he/she has worked more than two
(2) hours after his/her regular
work day. If this situation were to arise and the employee does not enjoy his /her meal consumption period, the Company is bound to pay the penalty which the law provides for that particular hour.

SECTION 9

      The provisions contained in this Article shall apply only to those employees of the Company covered by this Agreement who are not exempt or who may not be exempt in the future by any law, regulation, decree or any other provision referring to the payment of additional compensation for extra hours of work. Notwithstanding, the exempt employees covered by this Agreement may receive payment under this Article on the basis of time and a half subject to the procedure of supplementary compensation for exempt employees which is in effect. (P-FI-011 June 30, 1995) The Company will not make any changes to this departmental procedure during the duration of this agreement.

                                   ARTICLE 27
                                   PART TIMER

SECTION 1

      The Company may recruit part time employees (whom will not work less than 20 hours a week not more than 26 hours a week).

      The schedule of monthly hours will be distributed equitably using seniority as criteria and will be notified with ten (10) days in advance. The regular part timers employees will be recruited as Sales Consultant and Customer Service Coordinators (ACD) and Customer Service Coordinators in Financial Services Division in the Sections of In Bound and Hot Line, Operational Support Technician I (1283027), Information Systems Support Technician I (1083025), Customer Service Consultant I (1084004), Whole Sales Coordinator I (1085025), Whole Sales Accounts Specialist I (1282046), Customer Services Technical Adviser I (1383013), and Wireline Service Coordinator I (1282023). The benefits and dispositions included in this contract will apply in proportion to the hours worked: Vacations, Sick Leave, Extended Sick Leave, Occupational Sick Leave and Economic Aid for Studies.

      Section 1 and 2 of the Article 51 - Publication of Work Shifts and the last sentence of Section 1 of Article 26 - Workday and Overtime, will not apply to regular part time employees.

      The disposition in Article 12 - Probationary Period will apply to these employees.

SECTION 2

      The implementation of the above mentioned disposition will be prospective in such a way that sales operations and customer service will not have more than forty five percent (45%) of its Sales Consultant Positions, and Costumer Services positions from ACD, Operational Support Technician I (1283027), Information Systems Support Technician I (1083025), Customer Service Consultant I (1084004), Wholesales Coordinator I (1085025), Wholesales Accounts Specialist I (1282046), Customer Services Technical Adviser I (1383013), and Wireline Service Coordinator I (128203), as part timers except the Financial Services Division, Sections In Bound and Hot Line which not have more than forty five percent (45%) of the total positions in said sections.

      This procedure will be implemented gradually. The use of part timers will not have the effect of replacing regular employee's full timers, nor affect in any way the benefits of regular full time employees.

                                   ARTICLE 28
                                 VACATION LEAVE

SECTION 1

      The personnel from the Bargaining Unit shall enjoy the vacation leave in the following manner:

      a. Those employees who have less than three (3) years of employment shall enjoy vacation leave during the effective period of this Agreement at the rate of one and two thirds (1 2/3) working days for each month of work.

      b. Those employees who have three (3) years or more of employment but less than seven (7), shall enjoy vacation leave during the effective period of this Agreement at the rate of one and five sixths (1 5/6) working days for each month of work.

      c. Those employees who have seven (7) years or more but less than ten (10) years, shall enjoy vacation leave during the effective period of this Agreement at the rate of two and one sixth working days (2 1/6) for each month of work.

      d. Employees who have ten (10) years or more shall enjoy vacation leave during the effective period of this Agreement, at the rate of two and a half (2 1/2) working days for each month of work.

      To be entitled to enjoy the days of vacation leave during the working month, the employee must have worked at least one hundred (100) hours of labor in said month. The employee who works less than one hundred (100) hours in any month shall enjoy vacation leave in the proportion that the number of hours which the employee in fact worked in that month is to one hundred (100) hours; for example: if an employee who is entitled to enjoy vacation leave under clause b of this Section works seventy-five (75) hours in a particular month, the employee shall be entitled to enjoy in that month seventy-five percent (75%) of (1 5/6) days on the basis of one working day of eight (8) hours, ten percent point nine (10.99) rounded to eleven (11) hours of vacation leave in that month. At the beginning of the enjoyment of his/her vacation leave, the employee will receive the equivalent to the hours accrued on the basis of the applicable aforementioned formula by multiplying the regular basic rate of pay by employee hour.

SECTION 2

      The vacation leave will be taken during the period of twelve (12) months following the date of the anniversary of entry of the employee. It being provided that if at the end of said period of twelve (12) month it has not been possible to grant the employee the vacation leave that he/she should have enjoyed during the same, these shall be paid to him/her at double the regular rate per hour, and that vacation leave which was accrued during said twelve (12) month period shall begin to be enjoyed at the time when the afore mentioned vacation leave is paid. If the enjoyment or continuation of enjoyment of a license will provoke that the employee can not take the programmed vacations within said period of twelve (12) months, the employee will take the programmed vacations that will be overdue and then enjoy or continue to enjoy the other license. When an employee once programmed its regular vacations they are suspended due to service needs and are not reprogrammed with the employee and he (the employee) benefits from any other license and due to this the vacations become overdue, this will not be attributable to the employee and they will be paid double the rate per hour. The provisions contained in this Section shall apply solely to those employees of the Company covered by this agreement who are not exempt or who may not be exempt in the future by any other law, regulation, decree, or any other provision whatsoever referring to the payment of additional compensation for extra hour of work.

SECTION 3

      The Company shall determine the dates when the annual vacation leave period that it will grant each employee is to begin and end, taking care in the first instance of the Company's operational needs. However, any observation made by the employee with regard to the date of his/her preference for taking his/her vacation leave shall be taken into consideration if this is possible. If being provided that if there are two or more interests of employees in conflict with regard to the date for taking vacation leave, the employee with the greater seniority shall have preference. The Company may close part of its operations during the period of December 24 to 31 and charge this time to vacations. If the employee does not have sufficient accrued vacations the time will be advanced. Also, the time will be advanced if the Christmas closing provokes he does not have sufficient accrued vacations to cover the ones already programmed.

SECTION 4

      All employees will be entitled to receive the equivalent of the vacation leave that they have accrued as of the date of their resignation or separation from employment in cash.

SECTION 5

      The employee who is enjoying vacation leave will not be called to work until he/she has finished said vacation leave, except in an emergency case when they may have to be interrupted due to service needs. Upon finishing the work for which he/she was called, the employee shall enjoy the vacation leave which he/she still has remaining, including the days when he/she was called back to work.

SECTION 6

      The period of time in which the employee covered by this Collective Bargaining Agreement is enjoying Sick Leave or Vacation Leave shall count, for purposes of this Article only as hours worked, once he/she has returned to work.

SECTION 7

      When an employee is enjoying annual vacation leave and becomes ill for a period of two (2) or more consecutive working days, it must be charged to sick leave, if the employee requests it as long and as he/she presents medical evidence, in conformity with Article 29, Section 5, (Sick Leave), that he/she is ill, in which case the employee upon ending his/her illness shall continue the vacation leave for a period equivalent to the balance of his/her authorized and unused vacation leave.

SECTION 8

      At the petition of the employee the Company may schedule the annual vacation leave in two (2) separate periods within the same year in which the employee is entitle to enjoy the same.

SECTION 9

      The employee may request through written petition the payment in cash of his/her accrued vacation leave in excess of the maximum number of days of vacation leave established by law. The granting of this request shall require an agreement between the Company, the employee and the sindical representative. To create a bridge between a holyday (as defined in this Agreement) and a weekend, the Company may close part of its operations and charge those days to vacation leave. In case the employee does not have sufficient accrued vacations, the time will be advanced. Also the time will be advanced if the closing provokes he does not have sufficient vacations to cover the ones already programmed.

                                   ARTICLE 29

                                   SICK LEAVE

SECTION 1

      The employees covered by this Agreement shall accrue Sick Leave at the rate of one and a half (1 1/2) working days for each month in which they have worked at least one hundred (100) hours of labor. Those employees who work less than one hundred (100) hours in the month will accrue Sick Leave in the proportion that the number of hours that they worked in the month is to one hundred (100) hours; in other words, if they work seventy-five (75) hours in the month, they shall accrue seventy-five percent (75%) of one and a half (1 1/2) working days on the basis of one day of work of eight (8) hours, in other words, nine (9) hours of work.

      The period of time in which the employee covered by this Collective Bargaining Agreement is enjoying Sick Leave or Vacation Leave shall count for purposes of this Article only as hours worked once the employee returns to work.

SECTION 2

      The Sick Leave unused by the employee during the course of the year shall be accrued for the successive years up to a maximum of seventy-five (75) days. On the date of retirement under the benefits of the Company's Pension Plan or disability determined by the Social Security, the employee shall be paid for the days of Sick Leave which have accrued up to a maximum of seventy-five (75) days. This benefit shall be calculated multiplying by eight (8) the regular basic rate of pay per hour that the employee was receiving at the time of his/her retirement or disability.

SECTION 3

      The Sick Leave accrued in excess of seventy-five (75) days shall be liquidated after six (6) months have elapsed since the signing of the Agreement. The Company will begin to pay the excess of Sick Leave to which the employee is entitled, within a period of eight (8) weeks from the date of the annual anniversary of Vacation Leaves, calculating by eight (8) the regular basic rate of pay per hour which the employee is receiving, at the rate of fifty percent (50%) during the first two year of the agreement and fifty five (55%) the third year.

SECTION 4

      In the event of having to be absent from work for whatever reason, the employee must let his/her immediate Supervisor know about it during the first twenty four (24) hours of absence.

SECTION 5

      The employee who is absent due to illness in excess of two (2) days must present to his/her Supervisor upon returning to his/her work a Medical Certificate in which the date of the consultation to the physician, the diagnosis and the estimate made by the physician of the days he/she must be out of work must be specified. In the event that the employee continues ill for a period greater than three (3) days or more, the employee must make said certificate reach his/her Supervisor within the first three (3) days of absence from his/her job, except in the cases of Acts of God when said certificate must be sent to the Supervisor as soon as possible. The employee shall receive pay for the benefits provided in this Article only when he/she complies with what is provided in this Section.

SECTION  6

         The Company shall inform the employees the balance of days accrued for Sick Leave on an annual basis.

                                   ARTICLE 30
                                   SICK LEAVE

SECTION 1

      The employees covered by this Agreement shall accrue Sick Leave at the rate of one and a half (1 1/2) working days for each month in which they have worked at least one hundred (100) hours of labor. Those employees who work less than one hundred (100) hours in the month will accrue Sick Leave in the proportion that the number of hours that they worked in the month is to one hundred (100) hours; in other words, if they work seventy-five (75) hours in the month, they shall accrue seventy-five percent (75%) of one and a half (1 1/2) working days on the basis of one day of work of eight (8) hours, in other words, nine (9) hours of work.

      The period of time in which the employee covered by this Collective Bargaining Agreement is enjoying Sick Leave or Vacation Leave shall count for purposes of this Article only as hours worked once the employee returns to work.

SECTION 2

      The Sick Leave unused by the employee during the course of the year shall be accrued for the successive years up to a maximum of seventy-five (75) days. On the date of retirement under the benefits of the Company's Pension Plan or disability determined by the Social Security, the employee shall be paid for the days of Sick Leave which have accrued up to a maximum of seventy-five (75) days. This benefit shall be calculated multiplying by eight (8) the regular basic rate of pay per hour that the employee was receiving at the time of his/her retirement or disability.

SECTION 3

      The Company will begin to pay the excess of Sick Leave to which the employee is entitled, within a period of eight (8) weeks from the date of the annual anniversary of Vacation Leaves, calculating by eight (8) the regular basic rate of pay per hour which the employee is receiving, at the rate of fifty five percent(55%) during the first two year of the agreement, sixty percent (60%) during the third year, sixty five percent (65%) during the fourth year and seventy five percent (75%) during the fifth year.

SECTION 4

      In the event of having to be absent from work for whatever reason, the employee must let his/her immediate Supervisor know about it during his work shift.

SECTION 5

      The employee who is absent due to illness in excess of two (2) days must present to his/her Supervisor upon returning to his/her work a Medical Certificate in which the date of the consultation to the physician, the diagnosis and the estimate made by the physician of the days he/she must be out of work must be specified. In the event that the employee continues ill for a period greater than three (3) days or more, the employee must make said certificate reach his/her Supervisor within the first three (3) days of absence from his/her job, except in the cases of Acts of God when said certificate must be sent to the Supervisor as soon as possible. If the Medical Certificate is not original, the employee will submit the Medical Certificate in original upon returning to work. The employee shall receive pay for the benefits provided in this Article only when he/she complies with what is provided in this Section.

SECTION 6

      The Company shall inform the employees the balance of days accrued for Sick Leave on an annual basis.

                                   ARTICLE 31
                               EXTENDED SICK LEAVE

SECTION 1

      In the event that a regular employee is absent for a consecutive period greater than five (5) working days due to reasons of illness verified by means of a Medical Certificate which complies with the requirements provided in the Article regarding Sick Leave, the employee will receive benefits at the rate of one (1) week at full salary and three (3) weeks at half (1/2) salary for each year of service up to a maximum of eleven (11) weeks at full salary and thirty-nine (39) weeks at half (1/2) salary. In the event that the benefit under the Non-Occupational Disability Insurance Act (Act 139) were to turn out to be greater than the ones established herein, only the ones which are greater shall be granted.

      If the employee were not discharged after the aforementioned weeks have elapsed and at his/her written petition, a Leave Without Pay shall be approved for the purposes of holding his/her job until completing a maximum of fifty-two
(52) weeks, the employee may be reinstated to his/her job, as long as he/she complies with the terms and conditions which the law establishes, among other requirements, that he/she has to have been discharged and be physically and mentally qualified to exercise the functions of his/her job.

SECTION 2

      The Company reserves itself the right to examine by physicians chosen by it, those cases which it deems necessary; the expense for these examinations shall be paid for by the Company.

SECTION 3

      All accidents and/or illnesses of an occupational nature are excluded from the benefit provided in Section 1 of this Article.

SECTION 4

      The first five (5) consecutive working days of absence prior to the enjoyment of prolonged sick leave shall be charged to regular sick leave that the employee has have accrued. The Brotherhood members who request this benefit may use the sick leave and vacations before enjoyment of the prolonged sick leave.

SECTION 5

      To be entitled to the accrual of the benefit considered in Section 1 of this Article during successive periods of illness, the employee must perform his/her functions without any interruption whatsoever during a thirteen (13) week period, between one illness and another.

         For the purpose of this section, the following shall not be considered to be interrupting events: periods for Maternity Leave; Funeral Leave; Sports Leave; Jury Duty Leave and Military Leave.

                                   ARTICLE 32
                                 MATERNITY LEAVE

SECTION 1

      Any employee in a state of pregnancy shall be entitled to a rest period of four (4) weeks before and four (4) weeks after the birth, with full pay at the rate of her regular salary.

SECTION 2

      The employee may choose to take up to one week of pre natal rest and extend up to seven (7) weeks the post natal rest to which she is entitled as long as she presents her Supervisor with a medical certificate crediting that she is in condition to work up to one week before the delivery.

SECTION 3

      If an employee were to suffer a complication after the birth that prevented her from working for a term exceeding four (4) weeks, to be counted from the day of the delivery, the Company will grant an additional rest period for a term which shall not exceed fifteen (15) additional weeks without pay, as long as before the expiration of the rest period she presents a medical certificate crediting such complication. It been provided that the employee may charge the fifteen (15) weeks to her vacations, sick leave or extended sick leave.

SECTION 4

         The employee that adopts a child younger than seven (7 ) years shall have the same benefits (maternity leave) as any other employee has for natural births after presenting legal documentation proving that the adoption process was completed.

SECTION 5

      With one (1) month of anticipation before the beginning of the leave, the employee shall present the Company with a medical certification crediting her condition and indicating the probable date of delivery, or in the case of adoption the presenting of documents of the date of adoption. Upon complying with this requirement, the employee shall receive the corresponding pay in accordance to the provided in Section 1, in advance at the moment that she begins to enjoy this leave.

SECTION 6

      The employee who suffers a miscarriage shall be entitled and may claim the same benefits enjoyed by the employee who has a normal delivery. However, to receive such benefits, the miscarriage must be one of such nature that it produces the same physiological effect that regularly arise as a result of the delivery, in accordance to the decree and certification of the physician taking care of her during the miscarriage. Said benefit shall be from the miscarriage onward.

SECTION 7

      The employee and her supervisor will coordinate the use of the facilities and or refrigerators if said refrigerators are necessary and that are available in the employees work center so that she could extract and preserve the milk. The employee must be responsible of the adequate use of the stored milk and the Company's equipment to be used by her for such use. The employee must present medical evidence that shows that she is lactating. The employee will have five
(5) additional minutes per break for a term of fifteen (15) labor days for the extraction of the milk.

SECTION 8

         The absences motivated by this leave will not be considered to the effect of absenteeism in the performance evaluation.

SECTION 9

         The use and enjoyment of this leave will not cause loss of seniority.

                                   ARTICLE 33
                                 MATERNITY LEAVE

SECTION 1

      Any employee in a state of pregnancy shall be entitled to a rest period of four (4) weeks before and four (4) weeks after the birth, with full pay at the rate of her regular salary.

SECTION 2

      The employee may choose to take up to one week of pre natal rest and extend up to seven (7) weeks the post natal rest to which she is entitled as long as she presents her Supervisor with a medical certificate crediting that she is in condition to work up to one week before the delivery.

SECTION 3

      If an employee were to suffer a complication after the birth that prevented her from working for a term exceeding four (4) weeks, to be counted from the day of the delivery, the Company will grant an additional rest period for a term which shall not exceed fifteen (15) additional weeks without pay, as long as before the expiration of the rest period she presents a medical certificate crediting such complication. It been provided that the employee may charge the fifteen (15) weeks to her vacations, sick leave or extended sick leave.

SECTION 4

      The employee that adopts a child younger than seven (7) years shall have the same benefits (maternity leave) as any other employee has for natural births after presenting legal documentation proving that the adoption process was completed.

SECTION 5

      With one (1) month of anticipation before the beginning of the leave, the employee shall present the Company with a medical certification crediting her condition and indicating the probable date of delivery, or in the case of adoption the presenting of documents of the date of adoption. Upon complying with this requirement, the employee shall receive the corresponding pay in accordance to the provided in Section 1, in advance at the moment that she begins to enjoy this leave.

SECTION 6

      The employee who suffers a miscarriage shall be entitled and may claim the same benefits enjoyed by the employee who has a normal delivery. However, to receive such benefits, the miscarriage must be one of such nature that it produces the same physiological effect that regularly arise as a result of the delivery, in accordance to the decree and certification of the physician taking care of her during the miscarriage. Said benefit shall be from the miscarriage onward.

SECTION 7

      The employee and her supervisor will coordinate the use of the facilities and or refrigerators if said refrigerators are necessary and that are available in the employees work center so that she could extract and preserve the milk. The employee must be responsible of the adequate use of the stored milk and the Company's equipment to be used by her for such use. The employee must present medical evidence that shows that she is lactating.

SECTION 8

      The absences motivated by this leave will not be considered to the effect of absenteeism in the performance evaluation.

SECTION 9

      The use and enjoyment of this leave will not cause loss of seniority.

                                   ARTICLE 34
                                LEAVE WITHOUT PAY
                             FOR BROTHERHOOD AFFAIRS

SECTION 1

         The Company and the Brotherhood shall reach an agreement about the number of persons and time without pay to be granted to personnel designated by the Brotherhood for attendance to a convention or other worker activity.

SECTION 2

         The Brotherhood shall notify the immediate supervisor in writing with copy to the Department of Employee and Labor Affairs with at least five (5) working days of prior notice to the designated personnel and the probable duration of the absence.

SECTION 3

         The Brotherhood agrees that, upon making its petition for free time for Brotherhood activities, it will give the proper consideration to the number of employees affected for the purpose of there being no interruption to the Company's operations due to the lack of available personnel.

SECTION 4

         The time that any employee is on leave for Brotherhood affairs shall be considered as service time purposes of seniority.

         The employee, upon returning to the Company, shall be entitled to the occupational level and salary corresponding to him/her as if he/she had been working.

                                   ARTICLE 35
                    LEAVE FOR ADMINISTRATIVE FUNCTIONS OF THE
                         COLLECTIVE BARGAINING AGREEMENT

SECTION 1

         PRT shall grant two (2) Union Leaves with pay and two Union Leaves without pay to the Brotherhood for those PRT employees that HIETEL assign to administer the agreement. It being understood that with regard to this leave, PRT shall only pay the sum of the salaries, minus the corresponding deductions of law with the HIETEL having to pay the fringe benefits and any other deduction or contribution. The total Union leaves for both, PRT and CTI will not exceed of
(3) three leaves with pay and (3) three without pay.

SECTION 2

         Union Leave with pay shall be understood to mean that PRT will pay his net monthly salary to the employee enjoying said Leave, Christmas bonus and the Company's contribution to the health plan. It being understood that with regard to the Union Leave with Pay as well as the Union Leave without Pay the benefits for Sick Leave, Vacation Leave and any other benefits, deductions or contributions shall be agreed upon internally between said employee and the Brotherhood, and in no case whatsoever shall they be paid as an additional and separate compensation from the salary by the Company.

SECTION 3

            These leaves do not imply an obligation of payment for the concept of per diems, lodging, mileage, transfers, overtime, differentials, assistance for studies, scholarships and other benefits provided by the Collective Bargaining Agreement, but the time of service on Union Leave shall be acknowledged for purposes of retirement and seniority, as if it were time worked.

SECTION 4

         In the event that any Section of this article were to be declared invalid or illegal by a Court with jurisdiction, the parties bind themselves to enter into immediate negotiations for the purpose of agreeing a substitute provision, mutually satisfactory for such article or section.

                                   ARTICLE 36
                    LEAVE FOR ADMINISTRATIVE FUNCTIONS OF THE
                         COLLECTIVE BARGAINING AGREEMENT

SECTION 1

      PRT shall grant THREE (3) Union Leaves with pay and THREE (3) Union Leaves without pay to the Brotherhood for those PRT employees that HIETEL assign to administer the agreement. It being understood that with regard to this leave, PRT shall only pay the sum of the salaries, minus the corresponding deductions of law with the HIETEL having to pay the fringe benefits and any other deduction or contribution. The total Union leaves will not exceed of (3) three leaves with pay and (3) three without pay.

SECTION 2

      Union Leave with pay shall be understood to mean that PRT will pay his net monthly salary to the employee enjoying said Leave, Christmas bonus and the Company's contribution to the health plan. It being understood that with regard to the Union Leave with Pay as well as the Union Leave without Pay the benefits for Sick Leave, Vacation Leave and any other benefits, deductions or contributions shall be agreed upon internally between said employee and the Brotherhood, and in no case whatsoever shall they be paid as an additional and separate compensation from the salary by the Company.

SECTION 3

      These leaves do not imply an obligation of payment for the concept of per diems, lodging, mileage, transfers, overtime, differentials, assistance for studies, scholarships and other benefits provided by the Collective Bargaining Agreement, but the time of service on Union Leave shall be acknowledged for purposes of retirement and seniority, as if it were time worked.

SECTION 4

      In the event that any Section of this article were to be declared invalid or illegal by a Court with jurisdiction, the parties bind themselves to enter into immediate negotiations for the purpose of agreeing a substitute provision, mutually satisfactory for such article or section.

                                   ARTICLE 37
                                 MILITARY LEAVE

SECTION 1

         Any regular employee who joins the military service shall enjoy all the rights provided by Public Act Number 756 of the United States Congress, as this has been or may be subsequently amended.

SECTION 2

         When a regular employee renders temporary services in the Puerto Rico National Guard in conformity with the relevant provisions of Act Number 62, Military Code of June 23, 1969 (Military Code of Puerto Rico) or in the United States Armed Forces Reserve, pursuant to the Military Code of the United States, the employee will be entitled to a leave with pay up to a maximum of thirty (30) days in one natural year to attend the annual exercises.

                                   ARTICLE 38
                                  FUNERAL LEAVE

SECTION 1

      All regular employees shall be entitled to enjoy a Funeral Leave with pay consisting of three (3) working days from the date of the death of any of his/her natural parents or foster parents (one excludes the other), of his/her spouse, of children or of siblings and one day in the event of the death of grandparents and in-laws.

SECTION 2

      In the event of the death of the natural or foster parents (one excludes the other), of the spouse, of children and siblings and the burial took place outside of Puerto Rico, the employee may enjoy a Leave with Salary of up to five
(5) working days from the date of the death to travel to the place of the burial.

SECTION 3

      In the event that an employee needs additional time, the Company may grant the same charging it to the Vacation Leave that the employee may have accrued.

SECTION 4

      The Company may require evidence of the death, as well as of the burial and trip abroad.

                                   ARTICLE 39
                           LEAVE FOR JUDICIAL PURPOSES

SECTION 1

      All regular employees will be entitled to enjoy a paid leave for the time that may be required by a Court of Justice to serve as a member of a jury.

SECTION 2

      The Company shall pay the regular salary of an employee who is officially subpoenaed by the district attorney's office or by a Court of Justice to appear as a witness in a criminal case for all the regular working hours to which said subpoena prevents the employee from being at his/her job. The employee must inform his/her immediate Supervisor about said subpoena with at least two (2) days of prior notice unless he/she has been subpoenaed within a shorter period. The employee must return to his/her duties as soon as his/her interview with the District Attorney ends or as soon as the employee is dismissed by the Court. The employee must present written evidence of the subpoena, as well as of his/her appearance before the District Attorney and/or the Court.

SECTION 3

      Any employee officially subpoenaed to appear before any Court of Justice, District Attorney, administrative entity or government agency which is not covered by the two (2) preceding sections, shall be entitled to enjoy Leave without Pay for the time which said official subpoenas prevent the employee from showing up at his/her regular work schedule. The employee may, at his/her option, charge this time to vacation leave.

SECTION 4

      When an employee is subpoenaed, indicted or accused for the alleged commission of a crime allegedly committed during his/her work, the days utilized to appear at Court or at the subpoenas, at the petition of the employee, will be charged to his/her accrued regular vacation leave and not enjoyed or in their defect Leave without Pay shall be granted, as long as evidence of the appearances is presented. It being provided that if the employee is exonerated or the crime for which the employee is being accused is filed, such days shall be paid and the time shall be taken into consideration for all the purposes of law and the Collective Bargaining Agreement as time that has been worked.

                                   ARTICLE 40
                                    PER DIEMS

SECTION 1

      Per diems shall be understood to mean the expenses for meals and lodging in which the employees incur when they are required to work outside of the municipality where their work center is normally located and/or during hours outside of their regular work day where their work center is normally located.

SECTION 2

      When an employee is required to work in a place outside of the municipality where his/her work center is normally located for a period not greater than one day, the Company shall pay the expenses for meal and lodging up to the amount and under the conditions specified below:

a. If he/she leaves on or before 6:00 a.m. and returns on or after 8:00 a.m. of the same day, $5.00 for breakfast for the first year and $5.50 for the rest years of agreement.

b. If he/she leaves on or after 8:00 a.m. and returns on or after 1:00 p.m. of the same day, $8.75 for lunch for the first year and $9.50 for the rest years of agreement.

c. If he/she leaves on or after 1:00 p.m. and returns on or after 6:30 p.m. of the same day $10.25 for dinner and $10.50 for the rest years of agreement.

d. If the employee were required to spend the night, the employee shall be entitled to $70.00 for lodging without receipt for the life of the agreement.

e. The employees who travel to the Island of Vieques and/or Culebra shall receive for the concept of per diem the following amounts:

Breakfast                  Lunch                        Dinner
 $5.50                     $9.50                        $10.50

SECTION 3

      In the event that an employee has to work in a place outside of the municipality where his/her work center is normally located for a period greater than one day, during which term of time the employee has to have his/her meals and sleep in said place, the Company will pay the amount of $94.00 daily for the first year and $95.00 for the rest years of the agreement, an amount which shall cover all the expenses in which the employee incurs and for which amount the employee will not have to present a receipt or vouchers. In addition, if he/she were required to continue working up to after seven (7) hours after the end of his/her daily work day, they will be paid a per diem for the amount of $9.00 for the first year and $9.25 for the rest years of the agreement.

SECTION 4

      Expenses shall be reimbursed for the concept of per diems to employees who are working in the municipality where their work center is normally located under the following circumstances:

a. To the employees who work exclusively in the dawn work shifts which are the work shifts that regularly end after 12:00 midnight, they shall be paid a snack for the amount of $5.00 for the first year and $5.50 for the rest years of the agreement.

b. In the case of employees who work any work day (daily) of eight (8) hours and they are required to continue working for 1 1/2 hours, they will be paid a per diem for the amount of $8.50 for non-exempt employees and $9.00 for exempt employees and they will be paid a second per diem if they continue working until after seven (7) consecutive hours after the end of their daily work shift, for the amount of $ 15.50 for non-exempt employees and $17.50 for exempt employees.

c. In the case of employees required to work the sixth, seventh or holiday in the municipality where his/her work center is normally located, they will be paid a per diem for the amount of $9.00 if he works 4 hours or more but less than 8 hours. If they continue working 8 hours or more they will be paid a per diem of $9.25. In addition they will be reimburse for the transportation expenses incurred from their work center and back.

      The time in which the employee incurs in the consumption of meals shall not be considered as time worked and the employee shall not receive pay for said time.

SECTION 5

      In the event that the employee is required to work outside the municipality where his/her work center is normally located and during this period of time holidays occur between two (2) working days, the Company shall pay per diems and lodgings for said holidays.

      In those situations in which an employee is required to report to work on Monday at 8:00 a.m. outside of the municipality where his/her work center is normally located, the Company will pay the lodging of the previous Sunday in accordance to the terms of this Article, as long as the employee is authorized to spend the night in a lodging during the previous Sunday.

      In those cases where an employee is required to work outside of the municipality where his/her work center is normally located and the he/she becomes ill during this time, the Company will be obligated to pay the per diems provided in this Article, as long as the employee spends the night in the lodging in the municipality where he/she is required to work and complies with the provisions of the Article regarding Sick Leave and never for a period exceeding two (2) days.

SECTION 6

            Any employee assigned regularly to Bayamon, Levittown and Catano who is required to work temporarily in Carolina, Isla Verde or Trujillo Alto, and in like manner, any employee assigned regularly to Carolina, Isla Verde or Trujillo Alto who is required to work temporarily in Bayamon, Levittown or Catano will be entitle to the per diem as follows.

      In these cases a per diem of $8.00 for the first year and $8.50 for the rest years of the agreement, each day that the employee works temporarily shall be paid up to a maximum period of thirty (30) calendar days. Upon finishing the temporary assignment, the aforementioned per diem for each day worked shall be suspended and the employee shall be reassigned to his/her work center of origin or shall be reassigned regularly to the work center where he/she is found rendering his/her services temporarily. The Company may extend the temporary period for an additional period in which case the employee will continue receiving the per diems of $8.00 for the first year and $8.50 for the rest years of the agreement until the Company determines that the work that the employee had been assigned has ended.

SECTION 7

         Any employee who is required by the Company to attend to testify in its favor at hearings of the Department of Consumer Affairs (DACO), Telecomunications Regulatory Board and/or any other government, state or federal agency and/or state or federal court, shall receive the per diems in conformity to Section 2 of this Article.

SECTION 8

         The payment of per diems, lodging and mileage shall be determined by the personnel approving it utilizing the following criteria:

         a. The time that the employee reasonably needs to show up from his residence to the new place of work and return to his/her residence.

         b. The distance between the employee's municipality or residence to the new work place and return. The approving personnel shall pass judgement when the distances are taken from the employee's residence.

         c. Need for the employee to show up in optimum conditions of physical and mental rest by the nature of his/her functions.

         d. The payment of traveling time incidental to the employee's trip.

SECTION 9

         For purposes of this Article, the municipalities comprised in the Telephone Metropolitan Area will be considered as only one work center, which are the following: San Juan, Santurce, Hato Rey, Rio Piedras, Pueblo Viejo, Puerto Nuevo, Caparra, Levittown, Catano, Bayamon, Carolina, Trujillo Alto, Isla Verde and any other area within those limits.

SECTION 10

         The personnel from the areas of Marketing, Sales, or any personnel under their supervision, assigned to work during conventions held at hotels for a duration of more than four hours, may claim the actual expense of lunch and/or dinner (including the tip) up to a maximum of $30.00 although it takes place in their municipality of work. A requirement for the reimbursement shall be the presentation of the receipts of the hotel where the activity is held. In the cases in which lunch or dinner is provided free of charge the per diem cannot be charged.

SECTION 11

      In the event that an employee is required to travel outside of Puerto Rico, the Company pay the following:

      a. Stipend of $45.00 daily, amount that will cover all expenses of per diem incurred by the employee without receipt.

      b. Reimbursement of lodging expense will be according to invoice presented and previously approved.

      c.    Reimbursement of hotel tips and airport tips as follows:

                  -     Bell boy $1.00 per service

                  -     Maid service $2.00 per day

      d. Reimbursement of the lease of a coat if the trip is during winter time. Expenses for scarfs, gloves, socks cap, and undergarments that are reasonably needed may be reimburse.

      e. Reimbursement of the cost of a telephone all up to a maximum of five minutes daily.

      f. Reimbursement of transportation cost incurred from the house to the airport and viceversa.

      g. If public transportation is needed at the training or work site, the cost of automobile rent will be reimbursement, if the same is cheaper than public transportation.

                                   ARTICLE 41
                                    PER DIEMS

SECTION 1

      Per diems shall be understood to mean the expenses for meals and lodging in which the employees incur when they are required to work outside of the municipality where their work center is normally located and/or during hours outside of their regular work day where their work center is normally located.

SECTION 2

      When an employee is required to work in a place outside of the municipality where his/her work center is normally located for a period not greater than one day, the Company shall pay the expenses for meal and lodging up to the amount and under the conditions specified below:

a. If he/she leaves on or before 6:00 a.m. and returns on or after 8:00 a.m. of the same day, $5.00 for breakfast for the first year and $5.50 for the rest years of agreement.

b. If he/she leaves on or after 8:00 a.m. and returns on or after 1:00 p.m. of the same day, $8.75 for lunch for the first year and $9.50 for the rest years of agreement.

c. If he/she leaves on or after 1:00 p.m. and returns on or after 6:30 p.m. of the same day $10.25 for dinner and $10.50 for the rest years of agreement.

d. If the employee were required to spend the night, the employee shall be entitled to $70.00 for lodging without receipt for the life of the agreement.

e. The employees who travel to the Island of Vieques and/or Culebra shall receive for the concept of per diem the following amounts:

Breakfast              Lunch                  Dinner
  $5.50                $9.50                  $10.50

SECTION 3

      In the event that an employee has to work in a place outside of the municipality where his/her work center is normally located for a period greater than one day, during which term of time the employee has to have his/her meals and sleep in said place, the Company will pay the amount of $94.00 daily for the first year and $95.00 for the rest years of the agreement, an amount which shall cover all the expenses in which the employee incurs and for which amount the employee will not have to present a receipt or vouchers. In addition, if he/she were required to continue working up to after seven (7) hours after the end of his/her daily work day, they will be paid a per diem for the amount of $9.00 for the first year and $9.25 for the rest years of the agreement.

SECTION 4

      Expenses shall be reimbursed for the concept of per diems to employees who are working in the municipality where their work center is normally located under the following circumstances:

a. To the employees who work exclusively in the dawn work shifts which are the work shifts that regularly end after 12:00 midnight, they shall be paid a snack for the amount of $5.00 for the first year and $5.50 for the rest years of the agreement.

b. In the case of employees who work any work day (daily) of eight (8) hours and they are required to continue working for 1 1/2 hours, they will be paid a per diem for the amount of $8.50 for non-exempt employees and $9.00 for exempt employees and they will be paid a second per diem if they continue working until after seven (7) consecutive hours after the end of their daily work shift, for the amount of $15.50 for non-exempt employees and $17.50 for exempt employees.

c. In the case of employees required to work the sixth, seventh or holiday in the municipality where his/her work center is normally located, they will be paid a per diem for the amount of $9.00 if he works 4 hours or more but less than 8 hours. If they continue working 8 hours or more they will be paid a per diem of $9.25. There will be no pyramidal pay.

      The time in which the employee incurs in the consumption of meals shall not be considered as time worked and the employee shall not receive pay for said time.

SECTION 5

      In the event that the employee is required to work outside the municipality where his/her work center is normally located and during this period of time holidays occur between two (2) working days, the Company shall pay per diems and lodgings for said holidays.

      In those situations in which an employee is required to report to work on Monday at 8:00 a.m. outside of the municipality where his/her work center is normally located, the Company will pay the lodging of the previous Sunday in accordance to the terms of this Article, as long as the employee is authorized to spend the night in a lodging during the previous Sunday.

      In those cases where an employee is required to work outside of the municipality where his/her work center is normally located and the he/she becomes ill during this time, the Company will be obligated to pay the per diems provided in this Article, as long as the employee spends the night in the lodging in the municipality where he/she is required to work and complies with the provisions of the Article regarding Sick Leave and never for a period exceeding two (2) days.

SECTION 6

      Any employee assigned regularly to Bayamon, Levittown and Catano who is required to work temporarily in Carolina, Isla Verde or Trujillo Alto, and in like manner, any employee assigned regularly to Carolina, Isla Verde or Trujillo Alto who is required to work temporarily in Bayamon, Levittown or Catano will be entitle to the per diem as follows.

      In these cases a per diem of $8.00 for the first year and $8.50 for the rest years of the agreement, each day that the employee works temporarily shall be paid up to a maximum period of thirty (30) calendar days. Upon finishing the temporary assignment, the aforementioned per diem for each day worked shall be suspended and the employee shall be reassigned to his/her work center of origin or shall be reassigned regularly to the work center where he/she is found rendering his/her services temporarily. The Company may extend the temporary period for an additional period in which case the employee will continue receiving the per diems of $8.00 for the first year and $8.50 for the rest years of the agreement until the Company determines that the work that the employee had been assigned has ended.

SECTION 7

      Any employee who is required by the Company to attend to testify in its favor at hearings of the Department of Consumer Affairs (DACO), Telecommunications Regulatory Board and/or any other government, state or federal agency and/or state or federal court, shall receive the per diems in conformity to Section 2 of this Article.

SECTION 8

      The payment of per diems, lodging and mileage shall be determined by the personnel approving it utilizing the following criteria:

      a. The time that the employee reasonably needs to show up from his residence to the new place of work and return to his/her residence.

      b. The distance between the employee's municipality or residence to the new work place and return. The approving personnel shall pass judgment when the distances are taken from the employee's residence.

      c. Need for the employee to show up in optimum conditions of physical and mental rest by the nature of his/her functions.

      d. The payment of traveling time incidental to the employee's trip.

SECTION 9

      For purposes of this Article, the municipalities comprised in the Telephone Metropolitan Area will be considered as only one work center, which are the following: San Juan, Santurce, Hato Rey, Rio Piedras, Pueblo Viejo, Puerto Nuevo, Caparra, Levittown, Catano, Bayamon, Carolina, Trujillo Alto, Isla Verde and any other area within those limits.

SECTION 10

      The personnel from the areas of Marketing, Sales, or any personnel under their supervision, assigned to work during conventions held at hotels for a duration of more than four hours, may claim the actual expense of lunch and/or dinner (including the tip) up to a maximum of $30.00 although it takes place in their municipality of work. A requirement for the reimbursement shall be the presentation of the receipts of the hotel where the activity is held. In the cases in which lunch or dinner is provided free of charge the per diem cannot be charged.

SECTION 11

      In the event that an employee is required to travel outside of Puerto Rico, the Company pay the following:

      a. Stipend of $45.00 daily, amount that will cover all expenses of per diem incurred by the employee without receipt.

      b. Reimbursement of lodging expense will be according to invoice presented and previously approved.

      c. Reimbursement of hotel tips and airport tips as follows:

            -     Bell boy $1.00 per service

            -     Maid service $2.00 per day

      d. Reimbursement of the lease of a coat if the trip is during winter time. Expenses for scarf's, gloves, socks cap, and undergarments that are reasonably needed may be reimburse.

      e. Reimbursement of the cost of a telephone all up to a maximum of five minutes daily.

      f. Reimbursement of transportation cost incurred from the house to the airport and vice versa.

      g. If public transportation is needed at the training or work site, the cost of automobile rent will be reimbursement, if the same is cheaper than public transportation.

SECTION 12

      The Company will retain in its origin all law or by law deductions.

                                   ARTICLE 42
                                 TRANSPORTATION

SECTION 1

      When an employee is required to work at a place outside of where his/her work center is normally located, the Company, according to what the case may be, will provide the transportation, will pay in advance or reimburse the transportation expenses that he/she incurs in, as is provided further ahead.

SECTION 2

      The transportation expenses must be approved and paid by the Company prior to their being incurred in or shall be reimbursed later on if they cannot be paid in advance; it being provided that the transportation expenses which an employee normally spends in going and/or coming (from his/her residence) to his/her work center will not be considered reimbursable expenses. In addition, transportation expenses shall not be paid when the transportation is provided by the Company.

SECTION 3

      The employees authorized to utilize their private vehicles shall be paid at the rate ($0.41) cents per mile for vehicles with public liability insurance as included by the Compulsory Insurance and ($0.45) per mile for vehicles with public liability insurance which includes the following minimum:

            -        Bodily Injury              $25,000 per person

            -        Bodily Injury              $50,000 per occurrence

            -        Private Property Damage    $25,000 per occurrence

      To determine the miles for purposes of claiming the payment, the distance charts between the towns prepared by the Roads Authority and the one for the Metropolitan Area prepared by the Company will be used. When the distance charts cannot be used, the reimbursement system will be utilized and the employee must report the distance traveled.

SECTION 4

      In all the cases in which an employee is required to use his/her automobile in official endeavors of his/her job, due to the fact that there is no fleet vehicle available or belonging to others and physical damages to third parties that may have arisen as a result of an accident due to the utilization of said automobile, if the vehicle is no insured. If the vehicle is insured, the Company will only be liable for the excess of the damages to the property of others and bodily damages to third parties not covered by the vehicle's insurance.

SECTION 5

      The employee will have to notify the police immediately and his/her immediate Supervisor as soon as possible (within 24 hours) and shall remain at the site of the events until the Police arrives and renders the corresponding report, except when it is not feasible. The employee will render all the reports required by the Company including the revised Form 603, as per instructions imparted.

SECTION 6

      When the Company orders an employee to carry out an official trip due to the needs of the service or when he/she is assigned to some temporary jobs outside of his regular work center, it will provide said employee with the means of transportation from his/her work center, or in its place, will pay in advance for the transportation expenses for the miles that the employee has to travel on said official trip or for the ones that the employee has to travel due to the temporary assignment from his/her regular work center.

      This Section applies only when the employee shows up at his/her regular work center and is sent to work to another place during the same day.

SECTION 7

      When the Company requires an employee to travel directly from his/her house to another work center to which the employee has been temporarily assigned, the Company will pay said employee for the miles of distance existing between his/her regular work center and the center to which the employee has been temporarily assigned. The assignments which have been requested by the employee are excluded from the benefits of this Section.

SECTION 8

      When an employee is required to utilize public transportation, he/she shall be reimbursed in accordance to the effective rate in the transportation method utilized. The employee will not be reimbursed on the basis of the rate for one means when the means utilized is another one. The use of a taxi shall be authorized by the director of the department or the superior level by means of written justification and shall be conditioned to the employee's presenting together with the petition for reimbursement the following information: taxi license, name of the line and taxi number.

SECTION 9

      To be entitled for payment or reimbursement of any expense provided in this Article, the employee must complete the form established in the Company for this purpose.

SECTION 10

      When the Company determines due to the need of service to permanently transfer an employee from one municipality to another and as a result of said transfer the employee changes his/her residence to the municipality to which he/she has been transferred, the Company shall compensate for the following expenses:

      a. Moving expenses really incurred in which must be previously approved and justified by a receipt signed by the moving company.

      b. Transportation, per diem and lodging expenses, in conformity with the terms of this Agreement during the time that the employee has to travel to the new work area until the employee transfers his/her residence permanently for a period of up to thirty (30) working days from the effective date of the transfer onwards. If the employee has not moved within the sixty (60) days following the transfer, the employee will only be entitled to the benefits provided in Section 11 of this Article and therefore must return what has been collected in excess.

      The exclusions to the benefits of this Section are the permanent transfers carried out within the limits of the boundaries of San Juan, Santurce, Hato Rey, Rio Piedras, Pueblo Viejo, Puerto Nuevo and Caparra and any other area within those boundaries, as well as the transfers carried out at the petition of the employee.

SECTION 11

      When due to the service need the Company determines to permanently transfer an employee from one municipality to another and the employee does not move his/her residence, the employee shall be entitled to receive transportation expenses and per diems for a period of thirty (30) working days for the miles of distance in excess, if any, that the employee has to travel between his/her old regular work center and his/her residence and his/her new regular work center and his/her residence. This will be measured by road using the closest route.

SECTION 12

      For exclusive purposes of this Article, transfer shall be understood to mean:

            a. Any permanent change from one municipality to another as long as the employee continues in his/her same occupational classification.

            b. Each one of the following areas shall be considered as a municipality:

                  1)    San Juan- Santurce - Isla Verde

                  2)    Hato Rey - Rio Piedras

                  3)    Pueblo Viejo (includes Caparra and Puerto Nuevo)

            c. In addition, the Levittown area will be included in the municipality of Catano.

SECTION 13

      For exclusive purposes of transfers motivated by relocation of work center the metropolitan area telephone company shall be considered as one single municipality including all of the following: San Juan, Santurce, Hato Rey, Rio Piedras, Guaynabo, Pueblo Viejo, Levittown, Catano, Bayamon, Carolina, Trujillo Alto, Isla Verde and any other area within these boundaries. However, all employees regularly assigned to Bayamon, Levittown or Catano who are permanently transferred to Carolina, Isla Verde or Trujillo Alto or vice versa, shall be entitled to the mileage for the term provided in this Article.

SECTION 14

      The transfers which occur at the petition of the employee are excluded from the benefits of this Article.

SECTION 15

      In the event that the Company adopts a mileage payment policy which is superior to what is established in this Agreement to be applicable to non-covered employees, said policy shall be applicable to the Bargaining Unit.

SECTION 16

            a. The employees who are assigned to work in a municipality or place on the Island in which it is proven that there is no adequate lodging and they are authorized by the Company to lodge in another municipality nearby where there is adequate lodging, shall be entitled to receive the benefits considered in this Article relating to the transportation from the authorized lodging to the assigned work center.

            b. When the employees are assigned to temporarily work outside of their regular work area in a municipality or place of the Island where they are required to spend the night in said place, the Company must provide adequate transportation.

SECTION 17

            The Company will retain in its origin all law or by law deductions.

                                   ARTICLE 43
                                   HEALTH PLAN

SECTION 1

                  During the effective period of this Collective Bargaining Agreement, the Company binds itself to provide a Health Plan with the same benefits provided by the Health Plan that was in effect as of the signature of this Agreement for the employees represented by the Brotherhood. The employee will select one of the following alternatives offered by the provider of medical services and will contribute the amounts indicated below on a bi-weekly basis according to his/her selection.

                                               Contribution during the effective
                                               period of this Collective
                                               Bargaining Agreement

A.    INDIVIDUAL

            1.   Basic (H-MQ-A) + Major                   $ 0.00
                 Medical (M-3) + Dental (D-34)
                 + Pharmacy

B.    Family

            1.   Basic (H-MQ-A) + Major                   $16.39
                 Medical (M-3) + Pharmacy

            2.   Basic (H-MQ-A) + Major                   $24.77
                 Medical (M-3) +  Dental (D-34)
                 + Pharmacy

      In all the aforementioned Pharmacy coverage, if bioequivalent generic medications are utilized, a deductible of $1.00 shall be applied. If brand name medications are utilized, these shall have a $3.00 deductible for each one. The over the counter medications or medications without federal literature prescribed shall have a deductible at the rate of $3.00 for each one of them.

SECTION 2

      The employee, upon subscribing the petition for application provided by the company providing the medical services, shall accept the terms and conditions that this Company has imposed. The Brotherhood and the employee accept that the terms and conditions of the Health Plan selected are not negotiable. The employee must remain in the alternative selected until the anniversary of the Plan occurs, on which date he/she may change from one of the two alternatives offered under the family coverage, in conformity to the requirements of eligibility and coverage for dependents, except when any of the exceptions considered in the Plan occurs.

SECTION 3

      The Company shall maintain in effect the coverage selected while the employee remains actively employed with the Company. The Company shall cancel the coverage when the employee, due to any reason, is fired, laid off, resign, dies or is suspended for thirty (30) days or more. If an arbitrator, reinstall the employee suspended with back pay and presents evidence of all the medical expenses incurred, the Company will reimburse the cost of said expenses according with the term of the Health Plan.

SECTION 4

      The Brotherhood authorizes the deduction for the corresponding contribution according to the alternative selected by the employee and in conformity to how it is provided in Section 1 of this Article for each employee belonging to the Union. Said contribution shall not be altered during the effective period of this Agreement.

SECTION 5

      To obtain the hospitalization services for conditions of mental health which are related to the rehabilitation for the use of substances (drugs) and alcohol through the Health Plan, the employees must request the services of the Employee Aid Program (EAP) of the Company and obtain a pre-authorization from them. If they do not request the services and do not obtain the EAP pre-authorization, is not obtained, the benefits are not be covered and their payment shall be the responsibility of the employee. This requirement applies to the employee covered by the Health Plan.

      If the employee were hospitalized and it were determined that it is due to the use or abuse of substances or alcohol, the subsequent hospitalizations and ambulatory treatments must also be pre-authorized by the EAP.

SECTION 6

      The Company will concede the benefit of eyeglasses or contact lenses for the employees and their direct dependents only, up to the maximum amount of one hundred ($100.00) dollars every year. These services will be reimbursed without the application of any amount whatsoever toward the cash deductible.

SECTION 7

      The Brotherhood and the employees who are union members agree and commit themselves to the adequate use of the Health.

SECTION 8

      The Company may modify the effective Medical Health Plan at the termination of the Collective Bargaining Agreement, in which case, if it were to consider it necessary, it shall notify the Brotherhood about said intentions so that the Brotherhood presents any suggestion that it deems relevant.

      During the contract renovation process to select the Health Plan Provider, the Company will share with the Brotherhood the analysis that each provider had submitted.

SECTION 9

      The selection of the Administrator of the Health Plan, the administration of the Medical Plan and all the terms and conditions relating to the aforementioned between the Company and the provider will not be subject to the Grievance Procedure or to the arbitration process established in this Collective Agreement.

      In exceptional cases, the employee may request revision to any denied claim by the Health Plan Provider. The same will be evaluated according to the procedure established by the Health Provider.

                                   ARTICLE 44
                                   HEALTH PLAN

SECTION 1

                  For the duration of this Agreement, the Company commits to providing a Health Plan with the same benefits as those covered by the Health Plan which has been effective until the signing of this Agreement for the employees affiliated to HIETEL. For medical treatment received outside of Puerto Rico, reimbursement will be limited to the cost of said treatment in Puerto Rico. In case of emergency, medical treatment received during travel outside of Puerto Rico, reimbursement will not be limited to the cost of said treatment in Puerto Rico. The Company will not pay the cost of Health Plan benefits for any optional dependent. Employees with optional dependents will select one of the following alternatives offered by the health care service provider and will contribute biweekly the quantities indicated below:

            Contribution during the effective period of this Collective Bargaining Agreement

A.    Individual

             1.  Basic (H-MQ-A) + Major                         $ 0.00
                 Medical (M-3) + Dental (D-34)
                 + Pharmacy

B.    Family

             1.  Basic (H-MQ-A) + Major                         $16.39
                 Medical (M-3) + Pharmacy

             2.  Basic (H-MQ-A) + Major                         $24.77
                 Medical (M-3) +  Dental (D-34)
                 + Pharmacy

      In all cases of Pharmacy coverage mentioned above, if bioequivalent generic medications are used, a $1.00 co-payment will be applied. Brand medication will require a co-payment of $8.00 for the first year, $9.00 for the second and third year and $10.00 for the fourth and fifth years of this Agreement. Over the counter medications or those prescribed, but without the FDA label, will require a co-payment of $3.00 each one during the first 3 years of this Agreement and $5.00 each one for the fourth and fifth years.

SECTION 2

      The employee, upon signing the application supplied by the health care service provider, accepts the terms and conditions imposed by said Company. The Union and the employees recognize and accept the terms and conditions established by the selected health care service provider selected are not subject to negotiation. The employee must remain in the selected coverage category until the period specified for renovation, when changes will be accepted to any of the two categories/alternatives offered for family coverage, according to eligibility requirements and dependents' coverage, except when any of the exceptions specified by the service provider apply.

      The employee will supply evidence required by the health care service provider to establish dependents' eligibility.

SECTION 3

      The Company will maintain effectiveness of the health plan coverage selected by the employee while the employee remains actively employed by the Company. The Company will cancel coverage when the employee, for whatever reason, is: dismissed, laid off, quits, dies or is suspended for more than thirty (30) days. If an arbiter restitutes an employee to its regular standing and the employee presents evidence of medical expenses incurred upon, the Company will reimburse said expenses according to the terms of the current Health Plan coverage.

SECTION 4

      HIETEL authorizes the corresponding deduction, according to the coverage alternative selected by each employee and to Section 1 of this Article for its members. Said contribution will not be altered during this Agreement's effectiveness.

SECTION 5

      To obtain hospitalization services for mental health conditions associated to rehabilitation from drugs or alcohol abuse through the Health Plan benefits, employees must request the services from the Employee Assistance Program (known as PAE) and obtain a pre-authorization from said program. If services and the pre-authorization are not requested from the Employee Assistance Program (PAE), hospitalization benefits will not be covered by the Health Plan and all related expenses will thus be will be the employee's responsibility. This requisite applies to employees covered by the Health Plan.

      If the employee is hospitalized and it is determined that is was due to use or abuse of drugs or alcohol, subsequent hospitalizations and ambulatory treatments will also require pre-authorization from the Employee Assistance Program (PAE).

SECTION 6

      The Company will concede the benefit of eye glasses or contact lenses for employees or direct dependents up to the amount of ($100.00) for each of the first three (3) years of the duration of this Agreement and $150.00 for the fourth and fifth years of this Agreement. These services will be reimbursed without applying a co-payment amount.

SECTION 7

      The Union and its affiliated employees agree and commit to adequate use of the Health Plan.

SECTION 8

      The Company may modify the effective Medical Health Plan upon this Agreements' conclusion, in which case, if deemed necessary, it will notify the Union its intention so the HIETEL may present any suggestions deemed pertinent.

      During the contract renewal process, upon selection of a health care service provider, the Company will share with the Union the analysis presented by each service provider.

SECTION 9

      The selection Health Plan's administrator, its administration and the terms and conditions in the contract between the Company and the health care service provider are not subject to the complaints procedure or arbitrage, as established in this Agreement.

      In exceptional cases, an employee may request revision for a claim denied by the health care service provider and it will be evaluated according to the procedure established by the service provider.

                                   ARTICLE 45
                                  SALARY SCALE

      The minimum, midpoints and maximum points of the actual Salary Scale shall prevail except as follows:

            - 1st. year - The maximum points of the salary scales increases 60(cent)

            - 2nd. year - The maximum points of the salary scale, increases 60(cent)

            - 3rd. year - The maximum points of the salary scale increases 65(cent)

            - 4th. year - The maximum points of the salary scales increases 70(cent)

            - 5th. Year - The maximum points of the scales salary increases 75(cent)

                  1st. year   2nd. Year   3rd. year   4th. Year   5th. Year
Level  Minimum     maximum     maximum     maximum     maximum     maximum
 6     $11,440     $23,161     $24,409     $25,761     $27,217     $28,777
 7      11,900      25,649      26,897      28,249      29,705      31,265
 8      13,500      28,552      29,800      31,152      32,608      34,168
 9      15,400      32,354      33,602      34,954      36,410      37,970
10      17,600      36,617      37,865      39,217      40,673      42,233
11      20,000      41,686      42,934      44,286      45,742      47,302
12      23,000      47,677      48,925      50,277      51,733      53,293
13      26,000      53,668      54,916      56,268      57,724      59,284
14      29,400      60,580      61,828      63,180      64,636      66,196
15      33,200      68,299      69,547      70,899      72,355      73,915

                                   ARTICLE 46
                                    SALARIES

SECTION 1

      During the effective period of this Agreement, the following raises shall be applied, effective upon the granting of the same and its successive anniversaries.

January 1, 2004   January 1, 2005   January 1, 2006  January 1, 2007   January 1, 2008
   60(cent)*          60(cent)         65(cent)          70(cent)        75(cent)

* Already implemented in January 1st. 2004.

      Those regular employees who find themselves at the top of the Salary Scale at the moment of effectiveness of the aforementioned raises, will not be entitled to said raise. Notwithstanding, the employee will be granted a bonus equivalent to the amount not received in substitution of the raise. Said bonus shall not form part of the salary base or be utilized for the retirement calculations.

SECTION 3

      Those regular employees who, surpass the ceiling of the Salary Scale with the raise shall be entitled to the proportional part of the same until reaching the salary ceiling and with regard to the excess, if any, they shall be granted the difference in a bonus, which shall not form part of their salary base nor will it be utilized toward retirement calculations.

SECTION 4

      The employees who are on Probationary Period at the moment of the granting of this Agreement, shall receive the agreed upon raise for the first year of effectiveness, effective on the date when they become regular employees. The employees who join after the signature of this Agreement shall be entitled to the raises that shall be granted on the first, second and third anniversary, as long as they are regular employees as of the date when these raises are granted.

                                   ARTICLE 47
                                  DIFFERENTIALS

SECTION 1

TEMPORARY WORK

      a. When the Company requires an employee to carry out the duties of another position with a higher salary level within the same Unit on a temporary basis, for a period greater than five (5) consecutive working days, the Company shall pay a differential of $1.00 per hour. If applicable, this differential shall be paid from the beginning of the temporary assignment and for the total hours worked.

      b. The employee who is absent during the temporary work assignment for more than five (5) consecutive labor days, when return to work, a new period of five (5) consecutive labor days have to elapse to be entitle to receive said differential per hour.

SECTION 2

SHIFT DIFFERENTIALS

      a. The Company shall pay a differential to the employees who work night shifts and dawn hour shifts, which are those work shifts which regularly end between 9:00 p.m. and 7:00 a.m.

            The Compensation of differential for the eligible employees shall be equivalent to ten percent (10%) of the basic hourly rate.

      b. The payment of the differential for work shifts shall cease when the employee is reassigned a work shift that ends between 9:00 p.m. and 7:00 a.m. to a regular day work shift.

SECTION 3

TECHNICAL TRAINING

      a. For the purpose of being able to utilize the knowledge, skills and experience of the professionals and technicians affiliated to the HIETEL, the Company and the Brotherhood agree with the consent of the employee, that when it is necessary and required by the Training and Development Department, this personnel will temporarily develop courses related to their specialty and or offer training according to the request received from the different areas of the Company.

      b. It is established a supplementary compensation, in other words, a differential as economic incentive to any employee who devotes time to teach courses and/or specialized training in Telecommunication. A differential payment shall be granted consisting of fifteen percent (15%) of the basic salary per hour for the amount of hours devoted, required by the Training and Development Department.

            The differential of fifteen (15%) of the basic salary per hour shall also apply to the necessary hours before, during and after the time that the training is offered for the purpose of making it more effective: preparation of documents, utilization of audio-visual equipment and other resources necessary for the effectiveness of the training.

      c. In those cases where it applies, the employee will receive the per diem, mileage, lodging and all the benefits to which he is entitled, in conformity to what I established in this agreement.

      d. The participation of the members of the HIETEL in these training functions shall not be utilized by PRT to ask that they be excluded from the bargaining unit. Neither will they be performing tasks of personnel not belonging to the union nor of personnel included in other bargaining units and they will no supervise any personnel whatsoever.

                                   ARTICLE 48
                                 CHRISTMAS BONUS

      All regular employees covered by this Agreement who meet the requirements provided by the Bonus Act shall be entitled to receive a Christmas Bonus as provided by the Law, except that the same shall be 8.0% over the total of salaries received during the bonus year. The bonus shall be payable between the 1st. and the 15th. of December of each year of that this Agreement is in effect. The term salary shall include exclusively the following:

            1.    Basic Salary

            2.    Overtime

            1.    Differential per Work Shift

            2.    Vacation Leave

            5.    Liquidation of Sick Leave to Retired Employees

            6.    Excess of Sick Leave

            7.    Internships

            8.    Payment of Incentives

                                   ARTICLE 49
                                 RETIREMENT PLAN

SECTION 1

      The Company agrees to maintain in effect the Retirement Plan known as "Puerto Rico Telephone Company Retirement Plan for Salaried Employees", known before as "ITT Telephone Retirement Plan for Salaried Employees", put into effect on September 1, 1968 and agrees that the benefit shall be payable by the Company in its entirety.

SECTION 2

      The employees who choose this benefit, during the effective period of the Collective Bargaining Agreement, shall receive the following lump sum:

      5 to 15 years of service          3 months of salary
      16 to 20 years of service         4 months of salary
      21 to 25 years of service         5 months of salary
      26 to 29 years of service         6 months of salary
      30 or more years of service       8 months of salary

SECTION 3

      The Company shall continue providing the employees represented by the Brotherhood, the Long Term Disability Insurance free of cost.

SECTION 4

      All the employees from the bargaining unit who choose to receive the retirement benefits after the signature of this Collective Bargaining Agreement, shall be eligible to participate in a family medical plan which shall be similar to the one provided to the employees covered by this Collective Bargaining without dental coverage. Nevertheless, the retire may select to continue in the Dental Plan offered by the Company, but must be totally paid by the retiree.

      Employees affiliated to HIETEL retiring after March 31, 2004, will pay - beginning the second year of this agreement - half of the annual cost increase if any, each year, in the Company's Health Plan.

This clause will no apply to employees affiliated to HIETEL retiring before April 1, 2004. To retain the Company's Health Plan benefits, eligible retiring employees must subscribe to Medicare benefits, including Part B, prescription medicine discount card and prescription card and prescription medicine benefits.

      The increase in contribution to the Health Plan by retirees for the year 2005 will be calculated as follows: 50% of the increase, if any, in PRT's Health Plan per capita monthly cost for the year 2004 compared to the year 2003. In 2006 and subsequent years, the same comparison will be made of the two (2) previous years to determine any additional contribution, if any, to be made by employees retiring for the duration of this Agreement, beyond contributions already being made.

      Instead of the Company's Health Plan and the contribution described above, retiring employees will have the option of applying the Company's contribution, which will not be higher than X to another health plan of choice, including the one mentioned in the next paragraph.

      The Company and the Union will make the best possible effort to identify an alternate health plan for retirees, which would be effective in 2005, with a monthly cost no higher than X. If the effort I not fruitful, the content of this section will no be annulled.

      X, for the year 2005 equals PRT's Health Plan per capita monthly cost for the year 2003, plus the 50% increase if any, for the year 2004, and so on for the following years in relation to previous ones.

      In addition, the Company will supply the Union the necessary information to verify the Company's Health Plan annual cost.

SECTION 5

      To be entitle to the Health Plan, the retired employee will have to make the contributions as indicated in Article 44 (Health Plan) during the effective period of this Collective Bargaining Agreement.

                                   ARTICLE 50
                           PUBLICATION OF WORK SHIFTS

SECTION 1

      The Company shall prepare and publish the work shifts for any group of employees or for each employee with fifteen (15) days of advance notice. The fixed work shifts that comprise the schedule from 8:00 A.M. to 12:00 noon and from 1:00 P.M. to 5:00 P.M., from Monday to Friday, shall not be published.

SECTION 2

      The Company shall assign the work shifts abiding by the following principle: the work shifts shall be assigned in accordance to seniority in the Company it being provided that in those technical areas where weekends, holidays or night shifts are worked, personnel with less seniority but with at lease 6 months of seniority in the area will be assigned. Employees working weekends, holidays or night will not realize any supervisory job. The employee with greater seniority may grant his/her work shift to another employee with lesser seniority. To be able to grant a work shift, the employee must notify his/her immediate Supervisor with at least fifteen (15) days of advance notice and must obtain his/her written authorization.

SECTION 3

      A pregnant employee working a night or one in the dawn hours shall be entitled to replace the employee of lesser seniority working in her work center and in her same classification during the daytime work shift, as long as she is qualified to perform the work, during her seventh and eighth month of pregnancy. Upon her return, after her Maternity Leave, the employee shall return to her corresponding work shift system.

                                   ARTICLE 51
                                  PROGRESSIONS

      In all positions included in the Bargaining Unit with levels of progression, the employee may be promoted to the following level, if he/she has obtained satisfactory evaluations, complied with the required time in the previous level and if his/her supervisor recommends him/her.

      All employees who rise to the next level shall receive 4% salary increase for each level of progression.

                                   ARTICLE 52
                         ECONOMIC AID FOR STUDY EXPENSES

SECTION 1

      All regular employees with a year or more of service with the Company, who is interested in aid for studies relating to his/her job and is not currently under a performance improvement plan and/or as absenteeism as a result of the annual performance evaluation, or who is on a long term disability, occupational sick leave or leave without pay at the time of requesting the economic aid will submit at the Management Development Division of the Human Resources Department a petition before been admitted to an educational institution. If at the time of filing the economic aid for studies, the employee is under a performance improvement program for absenteeism that is not as a result of the annual performance evaluation, he would not be entitle to receive the benefit conceded in this article until he completes said program.

SECTION 2

      Once said application has been approved and the studies have been satisfactorily completed in the teaching institutions credited by the Council of Higher Education or the Department of Education, the employee may request that the Company reimburse him/her (90%) of the total cost of the tuition for an associate degree, degree, certificate, courses for licensee examinations and first bachelors degree. The Company may reimburse the 80% of the total cost of the tuition for a second bachelor degree if it is the first paid by the company and is directly related to the employee's working area. The employee may request the reimbursement of 35% of studies expenses for a second bachelor, whenever it is the first paid by the Company and is directly related to his working area but the studies must be related to works within the appropriate unit a 40% may be reimburse for masters degree. Incidental expenses such as construction fees, membership association dues, etc. are excluded from the tuition's fees. The costs of books required up to a maximum of $200.00 per academic year including summer session will be reimbursed.

SECTION 3

      Upon completing each period of studies, the employee shall be entitled to request reimbursement for the courses satisfactorily approved (C or higher). This right shall expire within six (6) months after having finished the same. The employee may not claim those expenses that have been paid by means of another study aid program. For this purpose, the employee shall provide the necessary authorizations to verify the existence or not of other sources of aid.

SECTION 4

      The employee will have to accompany with his/her petition for reimbursement with the documents, in original or official copies, that evidence the payment of the tuition and books, as well as the grade obtained.

      The studies must be carried out during the employee's non-working hours and they must be geared toward obtaining an academic degree, for the purpose of expanding his/her opportunities and development on the job.

SECTION 6

      When the Company decides to put a Study Scholarship Program into effect, it shall give consideration to the employees in the Bargaining Unit. The applicant must comply with the requirements established by the Company for the granting of said scholarships.

                                   ARTICLE 53
                          PROFFESIONAL MEMBERSHIP FEES

SECTION 1

      The Company will reimburse the membership fees to those employees on the classifications where as a condition of work are required to be collegiate, and those classifications which can be created during the life of the agreement, which are required as a condition of work.

                                   ARTICLE 54
                                 LIFE INSURANCE

SECTION 1

      The Company agrees to provide the same existing life insurance to all the regular employees of the Bargaining Unit, except that the coverage shall increase $50,000 and other $50,000 for accidental death and dismemberment.

SECTION 2

      The cost of this life insurance shall be paid in its entirety by the Company.

SECTION 3

      The Company shall maintain the coverage and contribution of the employee in the optional life insurance's (option I and II) in effect, which are paid by the employees in their entirety.

      The Brotherhood may select an alternate provider (National Life Insurance), for the optional life insurance's (option I and II).

                                   ARTICLE 55
                            UNIFORMS AND SAFETY SHOES

SECTION 1

      In the event that the Company requires the use of uniforms as a condition of employment, the Company shall provide five (5) uniforms upon the employee's entry and five (5) additional uniforms as of the date of his/her service anniversary or within the year of having handed over the previous ones without any cost whatsoever to the employee. In those cases where the Company understands that is necessary the use of overalls in addition to the uniforms, the Company will provide the employees two (2) overalls as the moment of the hiring and two (2) at his/her anniversary or within the year of having handed over the previous ones.

The employees shall use these uniforms only while they are performing the official functions of their job, with the employee having to make good use of the same.

SECTION 2

      Beginning on the third year, the employee must hand over five (5) used uniforms so that the Firm will hand over to him/her five (5) new uniforms. Loss of uniforms must be notified at once to the immediate supervisor and the employee must present documents explaining the loss.

SECTION 3

      If the Company does not hand out the uniforms on the scheduled date, this will not have the effect that it is not obligated to hand over the same; then, on the next delivery, they must supply the entirety of the uniforms owed up to that moment.

SECTION 4

      In those situations where due to the provisions of the law applicable to the Company or when the Company itself requires the use of safety shoes, the same shall be provided without cost to the employee. These shoes shall be utilized only while the employee is performing his/her functions, with the employee having to make good use of the same.

                                   ARTICLE 56
                            NO-STRIKE AND NO LOCKOUT

SECTION 1

      The Brotherhood agrees that neither it, nor the employees of the Company who are part of the Bargaining Unit covered by this Agreement, may, collectively, in a concerted fashion or individually devote themselves to participate directly or indirectly in strikes of any nature, reduction in the production or slow-down, interruption and/or paralysis of work, picketing, boycotts or any other type of interference and/or interruption of the Company's operations and activities.

SECTION 2

      During the effective period of this Agreement, the Brotherhood commits itself to going to the Grievance Procedure provided by this same Agreement instead of going to strike.

      To honor the terms of this Article and guaranteeing a permanent and constructive industrial peace, the Brotherhood shall utilize all the available resources and the ones that are in agreement with this Article.

SECTION 3

      In like manner, the Company commits itself, during the effective period of this Agreement, to not make use of the lockout in any way whatsoever.

      To honor the terms of this Article and guarantee a permanent and constructive industrial peace, the Company shall utilize all the available resources and the ones which are themselves in consonance with this Article.

SECTION 4

      The Company reserves to itself the right to separate any employee from the Bargaining Unit who carries out any of the actions stipulated above.

                                   ARTICLE 57
                               GRIEVANCE PROCEDURE

SECTION 1

      The term grievance comprises all controversies which involve the interest of one or more employee and/or offense, complaint or claim relating to the interpretation, application, administration or alleged violation of this Agreement.

SECTION 2

      The complaints of grievances may be presented by the Brotherhood or by the Company.

SECTION 3

      Any complaint or grievance shall be dealt with exclusively in accordance to the mechanisms established in this Article. The parties agree that if controversies arise during the effective period of this agreement, these wild be resolved exclusively through the procedure which is provided as follows:

FIRST STAGE

      a. Any grievance which arises shall be presented in writing in the first instance within the term of five (5) working days from the time that this grievance arises or the employee has knowledge of it and the same shall be presented by the delegate of the Brotherhood and/or the employee to the employee's immediate supervisor.

      b. The Supervisor, the Delegate and the employee shall meet to discuss and analyze the grievance and try to resolve the same. The Supervisor will have up to five (5) working days, from the time that the grievance is received, to answer the same.

SECOND STAGE

      If the Brotherhood or the employee are not in conformity with the decision in the case, or after the term for answering has elapsed, the same shall be appealed in writing within the seven (7) working days following the receipt of the decision or determination of the period of the first step, to the immediate boss of the corresponding Supervisor who shall have up to five (5) working days in which to answer the grievance. The Brotherhood or the employee must present in writing to the Supervisor's immediate boss a summary of what has happened during the first stage.

THIRD STAGE

      a. If the Brotherhood is not in conformity with the decision issued in the case in the second stage or after the term for answering has elapsed, any Officer from the Brotherhood may appeal filing the same within the ten (10) working days following the receipt of the decision or the termination of the period to answer in the previous stage if it has not been answered. The appeal shall be filed in writing before the office of the Director of the Department of Labor and Employee Affairs accompanied by a summary of the facts, as well as the result of the previous stage.

      b. The Director of the Department of Labor and Employee Affairs or his/her Representative shall summon the President of the Brotherhood or his/her Representative once the grievance has been received within ten (10) working days following the receipt of the grievance indicating the time, place and date, which shall be no later than ten (10) working days following the date of the summons.

      c. The Director of the Department of Labor and Employee Affairs or his/her Representative, the President of the Brotherhood or his/her representative, the person who took the action which gave basis for the grievance when the allegations of the grievance so require it, as well as the grievance, shall meet to the effect of trying to resolve or conciliate the grievance. It being provided that in this stage in those cases of disciplinary actions the Company shall supply the employee or the Brotherhood, a copy of the documentary evidence on which the disciplinary action is based.

      d. Once the grievance has been discussed, the Director of the Department of Labor and Employee Affairs, or his/her Representative, will answer the same in writing, by means of certified mail, within the next ten (10) working days. If the Brotherhood is not in agreement with the answer from the Director of the Department of Labor and Employee Affairs, it may recur to Arbitration as is indicated further on.

      e. The grievances regarding the claims of salary shall be filed in writing in the first instance in the third stage within the term of ten (10) working days from the time that the grievance arises or that the employee has knowledge of it. The Director of the Department of Labor and Employee Affairs or his/her Representative shall summon the President of the Brotherhood or his/her Representative once the grievance has been within the ten (10) working days following the receipt of the grievance, indicating the time, place and date, which shall not be later than ten (10) working days following the date of the summons. The Director of the Department of Labor and Employee Affairs or his Representative, shall have a term of fifteen (15) working days in which to answer the grievance after the meeting has been held for the consideration of the same.

ARBITRATION

      a. When the grievance has not been resolved in the previous stage, the same may be submitted to Arbitration within ten (10) working days following the receipt of the decision of the Director of the Department of Labor and Employee Affairs or after the term in which the answer has elapsed, whatever occurs first. The Arbitrators to be utilized shall be those from the Conciliation and Arbitration of the Department of Labor and Human Resources, except when another thing is agreed upon between the parties and the same shall be selected in conformity to three arbitrator choice selection procedure and to the norms of said Bureau. For this Article the prevailing norms will be the ones in effect at the Bureau as of December 26, 2002 and no amendment or new norms will be applicable under this agreement. The decision of the Arbitrator shall be final and unappeasable, which shall be followed and complied with by the parties, as long as it is in conformity to law. The parties will submit to the Arbitrator the written submission of the grievance to be resolved.

      b. The salary claims will be excluded from the arbitration procedure.

SECTION 4 - CASES OF SUSPENSION AND DISMISSAL

      a. If an employee considers his/her suspension or separation to be unfair, he/she should present his/her grievance to the Brotherhood.

      b. In the event that the Brotherhood also considers the employee's suspension or separation to be unfair, the Brotherhood shall present a grievance in writing within ten (10) working days following the suspension or notice of separation of the employee before the Director of the Department of Labor and Employee Affairs for the Company.

      c. In those cases in which the suspension or dismissal of the employee is based on a report from the Company's Safety Department, at the petition of the employee or of the Brotherhood, a copy of the report shall be supplied within the following 48 hours.

      d. And from here on the procedure it shall be proceeded with as is as provided from clause b of the Third Stage of this Article onwards.

SECTION 5 - CASES RELATED TO THE DRUG TESTING PROGRAM

      Grievances related to the application of Article 24, Drug Testing Program, will be filed in third step as stated in Section 3 of this Article.

SECTION 6 - CASES OF PUBLICATION AND ADJUDICATION OF POSITIONS, TRANSFERS AND PROMOTIONS

      a. The grievances which arise where an employee claims a right to a vacant position or that the article from the "Publication Adjudication of Positions and Appointments" has been violated shall be filed in writing before the Director of the Department of Labor and Employee Affairs, indicating the position that is being claimed, the requisition number for the position and the person with whom it was covered. The grievance must be presented within the seven (7) working days following the adjudication of the position or from the time that the employee has knowledge of the adjudication of the position.

      b. And from here on it shall be proceeded with as provided from clause b of the Third Stage of this Article onwards.

SECTION 7 - CASES OF RECLASSIFICATION OF POSITIONS

      The grievances which arise as a result as a result of a petition for reclassification for a position shall be presented before the Director of the Department of Labor and Employee Affairs for the Company.

      In the event that the Brotherhood is not in agreement with the determination of the department in charge of the classification of positions regarding the petition for reclassification of a position and that it determines filing a grievance, the same shall be filed before the Director of the Department of Labor and Employee Affairs within the seven (7) working days following the receipt of the notice of the determination or seven (7) working days after the time for informing the Brotherhood about the determination of the petition has elapsed.

      And from here on it shall be dealt with as provided from clause b of the Third Stage of this Article onwards.

      During the discussion of the grievance in this stage the Brotherhood must establish that functions or duties of a superior position have been assigned to the position or that duties and functions of the same have evolved in a substantial and permanent manner toward a position of a superior level or that functions or duties of greater complexity have been assigned to it.

SECTION 8 - GRIEVANCES BETWEEN THE PARTIES

      The grievances of the Company shall be initiated by means of the sending of a letter by the Director of the Department of Labor and Employee Affairs to the President of the Brotherhood. The grievances which the Brotherhood has regarding to alleged violations to the rights of the Brotherhood consigned in this Agreement, shall be initiated by means of the sending of a letter on the part of the President of the Brotherhood to the Director of the Department of Labor and Employee Affairs.

      In both cases, these grievances shall be commenced in the third stage. When the grievance is a Company grievance, the President of the Brotherhood or his/her representative shall meet with the Director of the Department of Labor and Employee Affairs within ten (10) working days from the receipt of the grievance on the part of the Brotherhood. When the grievance is on the part of the Brotherhood, the Director of the Department of Labor Affairs shall meet with the President of the Brotherhood within the ten (10) working days following the receipt of the grievance on the part of the Company. If the meeting is not held on the terms indicated herein, the injured party may go directly to arbitration in the terms indicated in Section 3(Arbitration) once the term has expired.

      The grievances of the Brotherhood and of the Company will have to be presented within a period of ten (10) working days after the event which motivated the grievances have occurred or from the time that the grievance had knowledge of the facts that motivated the grievance.

      If no agreement is reached between the parties, it shall be proceeded with in conformity to what is established in Section 3 (Arbitration) of this Article.

SECTION 9 - GENERAL PROVISIONS

      a. It is agreed that at no time whatsoever will the grievance employee or the delegates or representatives of the Brotherhood be accompanied by more than one employee although the grievance covers more than one, except in the cases of separation when the grievance are not working. The parties may, by mutual agreement in cases that so require it, excuse more than one employee as long as the services are not affected.

      b. The Department of Labor and Employee Affairs shall hold meetings and shall have at its discretion authority to investigate the cases referred to this Department, obtain evidence and call witnesses one at a time.

      c. The terms for beginning the different stages of this procedure are of a jurisdictional nature.

      d. In those cases in which the Company summons an employee for the purpose of this Article, it must do so within his/her working hours.

SECTION 10 - SUBSTANTIVE MATTERS

      a. A typewritten transcript of the Arbitration Hearings shall be prepared by the Reporter supplied by the Bureau of Conciliation and Arbitration, if there is one available. In the event that the Bureau cannot supply said Reporter, the Arbitrator will notify the parties prior to the Arbitration Hearing so that any of them, if they wish to obtain a typewritten transcript, will supply the Reporter and pay the cost of the same. If both parties wish a copy of the typewritten transcript, they will pay for it in equal parts. In the event that one of the parties decides to submit a brief, the Arbitrator shall grant a term no greater then thirty (30) working days in which to submit the same.

      b. The Arbitrator will have no power or faculty to in any way alter, amend, change, modify, add or subtract from any of the provisions of this Agreement, including from any of the provisions of the Article regarding "Management Rights". An award in violation of what has been indicated above shall be void and without effect.

      c. The Arbitrator shall not have authority to grant damages, penalties interests, honorary or lawyer expenses.

All disciplinary actions should be based on just cause. If the Arbitrator determines that there is no just cause he can modify, reduce or lapse the disciplinary measure questioned in the grievance and can provide a reinstatement remedy with or without back pay and benefits omitted. The corresponding salary deductions of income earned by the employee while dismissed or suspended will be done to employees back pay due to his obligation to mitigate damages.

                                   ARTICLE 58
                           STABILITY OF THE AGREEMENT

SECTION 1

      In the event of the merger of the Company or of any of its facilities with a private or public entity or that the Company sells, transfers or leases property where there are employees covered by this Agreement working, the Brotherhood must be notified with no less than twenty (20) days of notice prior to the merger, sale, closing, transfer, lease, or expropriation. In addition, the Company is obligated to inform the aforementioned new entity about the existence of this Agreement.

SECTION 2

      In the event that due to said merger, sale, transfer, lease, closing or expropriation, employees from the Bargaining Unit are displaced, the affected regular employees shall be considered for relocation in other activities of the Firm pursuant to the provisions of this Agreement.

SECTION 3

      If during the effective period of this Agreement the Company were to acquire any facility or service which at the present time is being administrated by another Company and it were integrated to the Company's program, the new positions that are created, as well as any vacant position at said new facility or service, which corresponds to the Bargaining Unit shall be covered in accordance to the provisions of this Agreement. The time of seniority for the effects of this Agreement for all the personnel passing through the Company by means of this procedure shall begin to count from the date of effectiveness of their appointment as Company employees.

SECTION 4

      In the event that any transfer, sale, merger, lease of facilities or expropriation were to take place, the Company, notwithstanding what is provided in the Article relating to the effectiveness regarding the duration of this Agreement, shall be released from there on from any obligation under the same, except with regard to obligations which may have already been incurred in under the Article of the grievance procedure.

      This Collective Bargaining Agreement shall obligate all employers successors of the Company during its effective period even when the transfer, sale, merger, lease or expropriation were a partial one.

                                   ARTICLE 59
                              SEPARABILITY CLAUSES

SECTION 1

      In the event that part of any of the provisions of this Agreement were to turn out to be illegal by virtue of the effective laws or those approved in the future or by means of a judicial decree or a final and firm judgement, issued by a competent court of jurisdiction or by any other government entity, such law, decree, decision, order or judgement shall affect only the part or provision that is declared illegal, but the same will not invalidate the rest of the Agreement, it being the express intention of the contracting parties that all the portions not declared illegal shall remain in their full force and effect during the effective period of this agreement and it is stated, in addition, that nothing of what is agreed upon herein in any way whatsoever shall prevent any of the contracting parties from exercising their rights to appeal the judgement or judicial decision, order or judgement from the concerned government entity.

SECTION 2

      In the event that any Article or Section were to be declared invalid or the compliance or observation of such Article or Section would have been declared in suspense, the parties affected by such action will enter into immediate collective negotiations, for the purpose of reaching an agreement about a mutually satisfactory substitute provision for such Article or Section.

SECTION 3

      In the event that in any matter or controversy more than one provision of this Agreement can be applied or that more than one interpretation of the same is possible, that provision or interpretation which turns out to be more consistent with the Collective Bargaining Agreement construed in its entirety shall be applied.

                                   ARTICLE 60
                                SPECIAL TRAINING

SECTION 1

      a. When the introduction of new specialized equipment, which requires special training to operate the same affects the work of personnel from the Bargaining Unit, the Company shall select the employees to be trained from among the affected employees who meet the requirements of training for the position and approve the written examinations and/or practical tests which the Company designs for said training.

      b. The requirements, examinations and tests shall be established by the Company prior the selection of candidates for the training. The Company will determine in its criterion the number of persons to receive the special training, but when choosing among the candidates that qualify the Company shall apply the following criteria: seniority, evaluations that are already written and prepared in the normal course of employment for the last two (2) years, attendance and timeliness records during the last two (2) years, disciplinary records for the last two (2) years, related experience and training. Seniority shall prevail over the other factors if these were to turn out to be equal among the employees to be trained.

      c. If sufficient candidates which qualify from among the affected employees do not arise, the Company shall publish the position in conformity to Section 1 of Article 12 regarding Publication, Adjudication of Positions and Appointments. If there do not turn out to be sufficient internal candidates which qualify, the Company will retain the right to include in the training qualified personnel from external recruiting.

SECTION 2

      The Company shall extend to the candidates selected appointments conditioned to the approval of the training. During the training period the daily hour schedule and the weekly work program may vary in accordance to the needs and conditions of the training to be offered and of the service being rendered.

SECTION 3

      The employees who approve the training's in which they participate shall be maintained in said positions. However, those employees who do not approve their training's satisfactorily or who were not selected for the same shall be reassigned to another position, as long as there exists another vacant position and that they qualify for the same. If there is no vacant position or if the employee does not qualify for the vacant positions which may exist, then it shall be proceeded with in accordance to the Personnel Reduction and Re-employment article.

                                   ARTICLE 61
                                  WELFARE FUND

SECTION 1

      The Company agrees to contribute .04(cent) for each hour worked by each employee covered by this Agreement during the first, second, and third year of this agreement and .5(cent) during the fourth and fifth year of the Agreement for the Welfare Fund established in this Article.

SECTION 2

      The Fund shall be ruled by a Trust which shall be created within the 30 days following the signature of this Agreement to administrate the funds in which the Company and the Brotherhood shall have equal participation. The parties, by mutual agreement, shall prepare a regulation which will establish the controls and the use given to the funds, which shall be to provide benefits and aid to the employee's represented by the Brotherhood. The ratification of this regulation must not exceed 60 days from the signature of this Agreement, unless the parties, extend this term, by mutual agreement.

SECTION 3

      Until the Trust is created and the regulation is ratified by the parties, the Company's contributions shall be deposited in a separate savings account. Once the Trust has been created and the regulation has been ratified, the funds in the savings account shall be transferred to the Trust account which must be separate from any other account of the Brotherhood. Later, the Company will forward to the Fund's administrators, after the rendering of the required bonds, the sum of the contribution indicated in Section 1 of this Article. The same shall be made during the ten (10) calendar days following the payment that is made every two weeks, except when there are extraordinary circumstances in which case the term shall not exceed ten (10) additional calendar days.

SECTION 4

      When any audit reveals a pattern of violation to the regulation or that the administration of the Fund has strayed away from the principles and purpose for which this Fund was created, the Company may discontinue the contributions to the Fund until the violations are corrected.

SECTION 5

      In the event that any Court, Agency or any other entity with jurisdiction declares by means of an order, resolution and/or final judgment that this Article or the Trust created under the same is illegal, the Company may discontinue the contributions to the Fund until the illegality is corrected and if it is not able to be corrected or if it were not to be corrected, the existing Funds shall be returned to the Company.

                                   ARTICLE 62

                              SUPPLYING INFORMATION

SECTION 1

      The Company shall supply the Brotherhood, simultaneously, copy of all communications, documents, notices, circulars, bulletins or brochures directed for general distribution among the employees making up the Bargaining Unit. The Vice-president of Human Resources will supply a copy to the Brotherhood of any administrative Practice, Regulation and Procedure of Human Resources that applies and/or covers the members of the Bargaining Unit.

                                   ARTICLE 63
                                LEGAL ASSISTANCE

SECTION 1

      The Company shall provide free of cost, services of attorneys selected by the Company, to those employees who in the performance of their duties were to suffer an accident while driving motor vehicles on official matters and were subpoenaed and/or indicted for such events, or when while carrying official endeavors, they are accused of a public crime for facts allegedly occurred while they were rendering service to a client, except sexual crimes, murder and controlled substances.

                                   ARTICLE 64
                              CHILD DAY CARE CENTER

SECTION 1

      During the effective period of this Collective Bargaining Agreement, the Company will pay on a monthly basis to institutions dedicated to child day care center which count with the corresponding permits required by the laws applicable to it, under the conditions provided further on. Said payment shall be for the concept of the day care of the children of employees covered by this Agreement, which maximum age is up to five years or until the moment when they begin in the school system, what occurs first.

SECTION 2

      The number of children that may benefit from the provisions of this Article, as well as the maximum monthly contribution forwarded by the Company, shall be in conformity to the following table:

                     MAXIMUM NUMBER    MAXIMUM MONTHLY
      YEAR            OF CHILDREN          BENEFIT
---------------      --------------   ----------------
Duration of the            40             $100.00
  Agreement

SECTION 3

      These amounts shall be paid directly to the Day Care Center by means of the previous presentation of invoice by the corresponding Center or through the employee and in such situation the Company will issue a check to the order of said Center, on a monthly basis, within the fifteen (15) calendar days following the receipt of the invoice.

      It shall be the responsibility of the employee to pay the Day Care Center for any difference between the rate and the maximum benefit paid by the Company, as provided in this Article.

      The payment corresponding to the first year shall have effect from the beginning of the school year corresponding to the year 2003.

SECTION 4

      The children of employees of the Bargaining Unit, whose parents will benefit from this help shall be chosen by means of a lottery to be held no later than the month of June of each year, during the effective period of this Agreement. Each employee may request this benefit for a son or daughter, so that a greater number of employees can be benefited. In the lottery there will participate the employees who have certified to the Company, prior to the lottery, having young children, of up to five (5) years of age. Said lottery shall be coordinated between the Company and the Brotherhood. In the event that the total number of children is not covered, a second lottery will be held, in which another child of the employees who have turned out to be benefited in the first lottery may participate.

SECTION 5

      The selected employee shall certify that he/she has his/her child in a duly authorized Day Care Center, operating with all the necessary permits. The Company reserves for itself the faculty to require any other relevant information and evidence of the required permits.

                                   ARTICLE 65
                                   CONTRACTING

      The sub-contracting of work, tasks, services and functions shall not be utilized to lay off employees covered by the Bargaining Unit.

                                   ARTICLE 66
                            CHAUFFEUR SOCIAL SECURITY

      The Company will pay in its entirety the contributions established by to the Chauffeur Social Security Act (Act 428 of May 15, 1950, as amended).

                                   ARTICLE 67
                         NOTICE REGARDING ACCRUED LEAVE

      The Company shall inform each employee in writing every twelve (12) months about the balance of the accrued regular vacation and sick leaves that each employee has.

                                   ARTICLE 68
                              ACCIDENTAL DEATH AND
                             DISMEMBERMENT INSURANCE

SECTION 1

      The Company will continue providing the benefit for Accidental Death and Dismemberment Insurance benefits which it is providing at the present time free of cost to the employees of the Unit. The Company reserves for itself the exclusive right of changing the insurance provider, as long as the benefits in existence at the present time are not affected. It includes Accidental Insurance during official trips.

SECTION 2

      With regard to the Voluntary Accidental Insurance, the employees that so desire it may select to continue or be covered by this insurance at their own cost. The Company does not guarantee that either the coverage or the cost of the insurance will continue to be equal to or identical to the ones in effect as of the signature of this Agreement.

                                   ARTICLE 69
                              INCENTIVES FOR SALES

      The Company in its sole discretion, may improve, modify, change, condition and/or eliminate the incentives for existing sales, or create new incentives in conformity to the economic condition of each profit center by means of a written notice to the Brotherhood (HIETEL) with 30 days advance notice.

                                   ARTICLE 70
                                 TOTAL AGREEMENT

      The contracting parties recognize that, during the negotiations that culminated in this Agreement, each one of them had the right and the unlimited opportunity to formulate demands and propositions with regard to all the matters not excluded by law in the area of collective contracting and that all the agreements and covenants reached by them by means of the exercise of such rights and opportunities, appear stated in this Agreement.

      In like manner, the parties recognize that this Agreement contains all the work conditions agreed upon by both of them and that from this date onwards they shall be the only work conditions ruling between the parties.

      This Agreement may not be modified, amended, changed or considered to be ended except by means of a written stipulation duly signed by the authorized representatives of the parties and it is the intention of the contracting parties to reserve for any future agreement which begins to rule after the expiration of this Collective Bargaining Agreement any and all matters which are not expressly covered by this Collective Bargaining Agreement.

                                   ARTICLE 71
                                    DURATION

      This Collective Bargaining Agreement shall be in effect during sixty (60) months and shall begin to rule from January 1st, 2004 until midnight of December 31, 2008 except for the following articles which will be effective from the date of the Agreements signature:

      -     Leave for Administrative Functions of the Collection Bargaining
            Agreement

      -     No strike and Lockout

      -     Dues Check-off

      -     Union Shop

      Section 3 and 9 (Arbitration) of the Grievance Procedure Article and
Article 49, Retirement Plan, will be retroactive to October 23, 2003.